                                                                      EXHIBIT 10

                                                                       S&S DRAFT
                                                                         4/17/98



                                  $75,000,000



                                CREDIT AGREEMENT



                           Dated as of April __, 1998



                                     Among



                         IPC INFORMATION SYSTEMS, INC.



                               as Parent Borrower
                               -- ---------------



                                      and



                               IPC FUNDING CORP.



                                as Sub Borrower
                                -- --- --------



                                      and



                THE INITIAL LENDERS AND THE INITIAL ISSUING BANK

                                  NAMED HEREIN



                  as Initial Lenders and Initial Issuing Bank
                  -- ------- ------- --- ------- ------- ----



                                      and



                      MORGAN STANLEY SENIOR FUNDING, INC.



            as Administrative Agent, Syndication Agent and Arranger
            -- -------------- -----  ----------- ----- --- --------



                                      and



                       GOLDMAN SACHS CREDIT PARTNERS L.P.



                             as Documentation Agent
                             -- ------------- -----

                               T A B L E   O F   C O N T E N T S


        Section                                                                           Page
                                          ARTICLE I

                               DEFINITIONS AND ACCOUNTING TERMS

        1.01.  Certain Defined Terms.........................................................2
        1.02.  Computation of Time Periods..................................................25
        1.03.  Accounting Terms.............................................................25

                                          ARTICLE II

                                AMOUNTS AND TERMS OF THE ADVANCES
                                   AND THE LETTERS OF CREDIT

        2.01.  The Advances and Letters of Credit...........................................25
        2.02.  Making the Advances..........................................................26
        2.03.  Issuance of and Drawings and Reimbursement Under Letters of Credit...........27
        2.04.  Repayment of Advances........................................................28
        2.05.  Termination or Reduction of the Commitments..................................29
        2.06.  Prepayments..................................................................30
        2.07.  Interest.....................................................................31
        2.08.  Fees.........................................................................32
        2.09.  Conversion of Advances.......................................................33
        2.10.  Increased Costs, Etc.........................................................33
        2.11.  Payments and Computations....................................................35
        2.12.  Taxes........................................................................36
        2.13.  Sharing of Payments, Etc.....................................................38
        2.14.  Use of Proceeds..............................................................38
        2.15.  Defaulting Lenders...........................................................38

                                         ARTICLE III

                                    CONDITIONS OF LENDING

        3.01.  Conditions Precedent to Initial Extension of Credit..........................41
        3.02.  Conditions Precedent to Each Borrowing and Issuance..........................47
        3.03.  Determinations Under Section 3.01............................................48

                                          ARTICLE IV

                                REPRESENTATIONS AND WARRANTIES

        4.01.  Representations and Warranties of the Borrowers..............................48

        Section                                                                           Page
                                          ARTICLE V

                                  COVENANTS OF THE BORROWERS

        5.01.  Affirmative Covenants........................................................54
        5.02.  Negative Covenants...........................................................61
        5.03.  Reporting Requirements.......................................................68
        5.04.  Financial Covenants..........................................................72

                                          ARTICLE VI

                                      EVENTS OF DEFAULT

        6.01.  Events of Default............................................................73
        6.02.  Actions in Respect of the Letters of Credit upon Default.....................75

                                         ARTICLE VII

                                          THE AGENTS

        7.01.  Authorization and Action.....................................................76
        7.02.  Agents' Reliance, Etc........................................................76
        7.03.  Goldman Sachs, MSSF and Affiliates...........................................77
        7.04.  Lender Party Credit Decision.................................................77
        7.05.  Indemnification..............................................................77
        7.06.  Successor Administrative Agents..............................................78

                                         ARTICLE VIII

                                        MISCELLANEOUS

        8.01.  Amendments, Etc..............................................................79
        8.02.  Notices, Etc.................................................................80
        8.03.  No Waiver; Remedies..........................................................80
        8.04.  Costs and Expenses...........................................................80
        8.05.  Right of Setoff..............................................................82
        8.06.  Binding Effect...............................................................82
        8.07.  Assignments and Participations...............................................82
        8.08.  Execution in Counterparts....................................................85
        8.09.  No Liability of the Issuing Bank.............................................85
        8.10.  Confidentiality..............................................................85
        8.11.  Release of Collateral........................................................86
        8.12.  Jurisdiction, Etc............................................................86
        8.13.  Governing Law................................................................87
        8.14.  Waiver of Jury Trial.........................................................88

SCHEDULES
---------

Schedule I            -   Commitments and Applicable Lending Offices
Schedule II           -   Guarantors
Schedule III          -   Excluded Subsidiaries
Schedule 4.01(a)      -   Stock Ownership
Schedule 4.01(b)      -   Subsidiaries
Schedule 4.01(d)      -   Approvals
Schedule 4.01(m)      -   Plans
Schedule 4.01(z)      -   Open Years
Schedule 4.01(aa)     -   Income Tax Adjustments
Schedule 4.01(ff)     -   Existing Debt
Schedule 4.01(gg)     -   Surviving Debt
Schedule 4.01(hh)     -   Owned Real Property
Schedule 4.01(ii)     -   Material Contracts
Schedule 4.01(jj)     -   Investments
Schedule 4.01(kk)     -   Intellectual Property
Schedule 5.02(a)      -   Existing Liens
Schedule 5.02(g)      -   Sales of Stock to Equity Investors


EXHIBITS
--------

Exhibit A-1           -   Form of Working Capital Note of Parent Borrower
Exhibit A-2           -   Form of Working Capital Note of Sub Borrower
Exhibit B             -   Form of Notice of Borrowing
Exhibit C             -   Form of Assignment and Acceptance
Exhibit D             -   Form of Security Agreement
Exhibit E-1           -   Form of Domestic Guaranty
Exhibit E-2           -   Form of Foreign Guaranty
Exhibit F             -   Form of Opinion of Counsel to the Loan Parties
Exhibit G-1           -   Form of Solvency Certificate
Exhibit G-2           -   Form of Solvency Opinion
Exhibit H             -   Form of Borrowing Base Certificate
Exhibit I-1           -   Form of U.K. Intercompany Note
Exhibit I-2           -   Form of Loan Party Intercompany Note
Exhibit J             -   Form of Administrative Agency Agreement

                                CREDIT AGREEMENT



     CREDIT AGREEMENT dated as of April __, 1998 among IPC INFORMATION SYSTEMS, INC., a Delaware corporation (the "Parent Borrower"), IPC FUNDING CORP., a
                                   ---------------
Delaware corporation (the "Sub Borrower" and, together with the Parent Borrower,
                           ------------
the "Borrowers"), the banks, financial institutions and other institutional
     ---------
lenders listed on the signature pages hereof as the initial lenders (the "Initial Lenders"), [____________________________], as the initial issuing bank
----------------
(the "Initial Issuing Bank"), MORGAN STANLEY SENIOR FUNDING, INC. ("MSSF"), as
      --------------------                                          ----
syndication agent and arranger (together with any successor appointed pursuant to Article VII, the "Syndication Agent"), GOLDMAN SACHS CREDIT PARTNERS L.P.
                     -----------------
("Goldman Sachs"), as documentation agent (together with any successor appointed
---------------
pursuant to Article VII, the "Documentation Agent"), and MSSF, as administrative
                              -------------------
agent (together with any successor appointed pursuant to Article VII, the "Administrative Agent", and, together with the Syndication Agent and the
---------------------
Documentation Agent, the "Agents") for the Lender Parties (as hereinafter
                          ------
defined).



PRELIMINARY STATEMENTS:

     (1) Pursuant to an Amended and Restated Agreement and Plan of Merger dated as of December 18, 1997 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents (as hereinafter defined), the "Merger
                                                                     ------
Agreement") between the Parent Borrower and Arizona Acquisition Corp., a
---------
Delaware corporation ("AAC"), AAC is merging into the Parent Borrower (the
                       ---
"Merger").
-------

     (2) Simultaneously in connection therewith and to finance the Merger in part, the Parent Borrower is issuing up to $180,000,000 in principal amount of ___% senior unsecured notes (as the same may be amended, supplemented or otherwise modified from time to time, to the extent permitted in accordance with the Loan Documents, the "Senior Notes") pursuant to the Senior Notes Indenture
                         ------------
(as hereinafter defined).

     (3) In connection with the Merger, [Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), Cable Systems International, Inc., a Delaware
                   ---
corporation ("CSI"), and Lawrence, Smith & Horey III, L.P. ("LSH" and, together
              ---                                            ---
with CVC and CSI, the "Equity Investors") are making a common equity
                       ----------------
contribution to AAC of at least $43,200,000 and up to $72,000,000 in exchange for between 2,057,143 and 3,428,572 shares of common stock of the Parent Borrower (the "Equity Investment")].
               -----------------

     (4) Concurrently with the consummation of the Merger, the Parent Borrower will acquire all of the shares of common stock of International Exchange Networks, Inc., a Delaware corporation ("IXnet"), not already owned by the
                                         -----
Parent Borrower in exchange for common stock of the Parent Borrower (the "Share
                                                                          -----
Exchange" and, together with the Merger, the Equity Investment, the issuance of
--------
the Senior Notes and the other transactions contemplated by the Loan Documents and the Related Documents (as hereinafter defined), the "Transaction") pursuant
                                                         -----------
to the Share Exchange and Termination Agreement (as hereinafter defined).

     (5) The Borrowers have requested that the Lender Parties make available a $75,000,000 five-year secured revolving credit facility, which will be used (i) to refinance Existing Debt (as hereinafter defined) of the Parent Borrower and
(ii) for other general corporate purposes of the Parent Borrower and its Subsidiaries (as hereinafter defined). The Lender Parties have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

     SECTION  1.01.  Certain Defined Terms.  As used in this Agreement, the
                     ---------------------
following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "AAC" has the meaning specified in the Preliminary Statements.
           ---

          "Administrative Agency Agreement" has the meaning specified in Section
           -------------------------------
     3.01(m)(ix).

          "Administrative Agent" has the meaning specified in the recital of
           --------------------
     parties to this Agreement.

          "Administrative Agent's Account" means the account of the
           ------------------------------
     Administrative Agent maintained by the Administrative Agent with [____] at its office at ____________________, New York, New York _____, Account No. __________, Attention: _______________.

          "Administrative Agent's Fee Letter" means a letter dated April ___,
           ---------------------------------
     1998 from the Administrative Agent to the Parent Borrower regarding, among other things, the fees to be paid by the Parent Borrower to the Administrative Agent in connection with the rendering of services by the Administrative Agent pursuant to this Agreement, as such letter may be amended, supplemented or otherwise modified from time to time.

          "Advance" means a Working Capital Advance or a Letter of Credit
           -------
     Advance.

          "Affiliate" means, as to any Person, any other Person that, directly
           ---------
     or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Agents" has the meaning specified in the recital of parties to this
           ------
     Agreement.





          "Agreement Value" means, for any Hedge Agreement on any date of
           ---------------
     determination, an amount equal to the greater of (a) the amount, if any, that would be payable by any Loan Party or any of its Subsidiaries in respect of "agreement value" as though such Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1992 Edition, and (b) mark-to-market, in which the unrealized gain (or loss) on such Hedge Agreement is calculated as the amount by which the present value of the future cash flows to be received exceeds (or is less than) the present value of the future cash flows to be paid pursuant to such Hedge Agreement.

          "Applicable Lending Office" means, with respect to each Lender Party,
           -------------------------
     such Lender Party's Domestic Lending Office in the case of a Base Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

          "Applicable Margin" means (a) during the period from the date hereof
           -----------------
     until the date that is 6 months after the date hereof, 1.50% per annum for Base Rate Advances and 2.50% per annum for Eurodollar Rate Advances, and
     (b) thereafter, a percentage per annum determined by reference to the Leverage Ratio as follows:


   Level     Base Rate Advances   Eurodollar Rate Advances
----------------------------------------------------------
Level I            1.50%                      2.50%
----------------------------------------------------------
Level II           1.50%                      2.25%
----------------------------------------------------------
Level III          1.50%                      2.00%
----------------------------------------------------------
Level IV           1.50%                      1.75%
----------------------------------------------------------
Level V            1.50%                      1.50%
----------------------------------------------------------


     The Applicable Margin for each Base Rate Advance shall be determined by reference to the Leverage Ratio in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Leverage Ratio in effect on the first day of each Interest Period for such Advance; provided, however, that (A) (x) no change in the
                              --------  -------
     Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives the financial statements required to be delivered pursuant to Section 5.03(b) or (c) and a certificate of the chief financial officer of the Parent Borrower demonstrating such ratio and (y) not more than one decrease in the Applicable Margin shall occur in any three-month period and (B) the Applicable Margin shall be at Level I for so long as the Parent Borrower has not submitted to the Administrative Agent the information described in clause (A)(x) of this proviso as and when required under Section 5.03(b) or
     (c), as the case may be.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
     into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 8.07 and in substantially the form of Exhibit C hereto.

          "Available Amount" of any Letter of Credit means, at any time, the
           ----------------
     maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

          "Base Rate" means a fluctuating interest rate per annum in effect from
           ---------
     time to time, which rate per annum shall at all times be equal to the higher of:

               (a) the rate of interest announced publicly by Citibank at its head office in New York, from time to time, as the base rate of Citibank; and

               (b) 1/2 of 1% per annum above the Federal Funds Rate.

          "Base Rate Advance" means an Advance that bears interest as provided
           -----------------
     in Section 2.07(a)(i).

          "BBA" means the British Bankers Association.
           ---

          "Borrowers" has the meaning specified in the recital of parties to
           ---------
     this Agreement.

          "Borrowing" means a borrowing consisting of simultaneous Advances of
           ---------
     the same Type made by the Lenders.

          "Borrowing Base Certificate" means a certificate in substantially the
           --------------------------
     form of Exhibit H hereto, duly certified by the chief financial officer of the Parent Borrower.

          "Business Day" means a day of the year on which banks are not required
           ------------
     or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "Capital Expenditures" means, for any Person for any period, the sum
           --------------------
     of (a) all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person or have a useful life of more than one year plus (b) the aggregate principal amount of all Debt (including Obligations
     ----
     under Capitalized Leases) assumed or incurred in connection with any such expenditures.

          "Capitalized Leases" means all leases that have been or should be, in
           ------------------
     accordance with GAAP, recorded as capitalized leases.

          "Cash Equivalents" means any of the following, to the extent owned by
           ----------------
     the Parent Borrower or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents and having a maturity of not greater than 90 days from the date of issuance thereof:
     (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1,000,000,000 or (c) commercial paper issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Service, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
     and Liability Act of 1980, as amended from time to time.

          "CERCLIS" means the Comprehensive Environmental Response, Compensation
           -------
     and Liability Information System maintained by the U.S. Environmental Protection Agency.

          "Citibank" means Citibank, N.A., a national banking association.
           --------

          "Collateral" means all "Collateral" referred to in the Collateral
           ----------
     Documents and all other property that is or is intended to be subject to any Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

          "Collateral Documents" means the Security Agreement, the Intercompany
           --------------------
     Notes, the Foreign Security Documents, the Debenture, and any other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

          "Commitment" means a Working Capital Commitment or a Letter of Credit
           ----------
     Commitment.

          "Consolidated" refers to the consolidation of accounts in accordance
           ------------
     with GAAP.

          "Conversion", "Convert" and "Converted" each refer to a conversion of
           ----------    -------       ---------
     Advances of one Type into Advances of the other Type pursuant to Section
     2.09 or 2.10.

          "Corporate Opportunity Agreement" means the Amended and Restated
           -------------------------------
     Corporate Opportunity Agreement dated as of December 18, 1997 among Kleinknecht Electric Company, Inc. (NY), Kleinknecht Electric Company, Inc.
     (NJ) and IPC Information Systems, Inc., as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "CSI" has the meaning specified in the Preliminary Statements.
           ---

          "CVC" has the meaning specified in the Preliminary Statements.
           ---

          "Debenture" means the debenture dated as of April 30, 1998 made by the
           ---------
     U.K. Subsidiaries in favor of the Administrative Agent, as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Debt" of any Person means, without duplication for purposes of
           ----
     calculating financial ratios, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations, contingent or otherwise, of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements, (i) all Debt of others referred to in clauses (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (i) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "Default" means any Event of Default or any event that would
           -------
     constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Defaulted Advance" means, with respect to any Lender Party at any
           -----------------
     time, the portion of any Advance required to be made by such Lender Party to either Borrower pursuant to Section 2.01 or 2.02 at or prior to such time which has not been made by such Lender Party or by the Administrative Agent for the account of such Lender Party pursuant to Section 2.02(d) as of such time. In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

          "Defaulted Amount" means, with respect to any Lender Party at any
           ----------------
     time, any amount required to be paid by such Lender Party to any Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to
     (a) the Issuing Bank pursuant to Section 2.03(c) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank, (b) the Administrative Agent pursuant to Section 2.02(d) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (c) any other Lender Party pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (d) any Agent or the Issuing Bank pursuant to Section 7.05 to reimburse such Agent or the Issuing Bank for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to such Agent or the Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

          "Defaulting Lender" means, at any time, any Lender Party that, at such
           -----------------
     time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in Section 6.01(f).

          "Documentation Agent" has the meaning specified in the recital of
           -------------------
     parties to this Agreement.

          "Domestic Guarantors" means each of the Subsidiaries of the Parent
           -------------------
     Borrower listed on Part A of Schedule II hereto and all Domestic Subsidiaries that shall be required to deliver a Domestic Guaranty pursuant to Section 5.01(o).

          "Domestic Guaranty" has the meaning specified in Section 3.01(m)(x).
           -----------------

          "Domestic Lending Office" means, with respect to any Lender Party, the
           -----------------------
     office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrowers and the Administrative Agent.

          "Domestic Subsidiaries" means each of the Subsidiaries of the Parent
           ---------------------
     Borrower that are incorporated or organized under the laws of any State of the United States of America or the District of Columbia.

          "EBITDA" means, for any period, the sum, determined on a Consolidated
           ------
     basis, of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense and (e) amortization expense and (f) all other non-cash items reducing net income (other than items that will require cash payments and for which an accrual or reserve is, or is required by GAAP to be, made), less all non-cash items increasing net income, in each case of the Parent Borrower and its Subsidiaries, determined in accordance with GAAP for such period; provided, however, that
                                                         --------  -------
     for purposes of calculating EBITDA, such calculation shall be made without giving effect to (i) the amortization or write-off of any expense incurred in connection with the Transaction and (ii) [except as otherwise provided,] the amortization of any amounts required or permitted by Account Principles Board Opinion Nos. 16 and 17.

          "Effective Date" means the first date on which the conditions set
           --------------
     forth in Article III shall have been satisfied.

          "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender;
           -----------------
     and (c) a commercial bank, insurance company, financial institution, fund or other Person that regularly purchases interests in loans or extensions of credit of the types made pursuant to this Agreement, any other Person that would constitute a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933 as in effect on the date of the Initial Extension of Credit or other "accredited investor" (as defined in Regulation D of the Securities Act of 1933, as amended), in each case, which bank, insurance company, financial institution, fund or other Person is approved by the Agents and, so long as no Default shall have occurred and be continuing at the time any assignment is effected pursuant to
     Section 8.07, the Parent Borrower, such approval not to be unreasonably withheld or delayed; provided, however, that neither any Loan Party nor any
                          --------  -------
     Affiliate of a Loan Party shall qualify as an Eligible Assignee under this definition.

          "Eligible Inventory" means only such Inventory of the Parent Borrower,
           ------------------
     the Domestic Guarantors and the U.K. Subsidiaries as the Administrative Agent, in its reasonable business judgment on the basis of standards customarily applied by lenders in transactions of the type contemplated by the Loan Documents, shall from time to time elect to consider Eligible Inventory for purposes of this Agreement. The value of such Inventory shall be determined by the Administrative Agent in its reasonable discretion taking into consideration, among other factors, the lower of its cost and its book value determined in accordance with GAAP. By way of example only, and without limiting the discretion of the Administrative Agent as set forth above to consider any Inventory not to be Eligible Inventory, the Administrative Agent may consider any of the following classes of Inventory not to be Eligible Inventory:

               (a) Inventory located on leaseholds as to which the lessor has not entered into a consent and agreement providing the Administrative Agent with the right to receive notice of default, the right to repossess such Inventory at any time and such other rights as may be acceptable to the Administrative Agent;

               (b) Inventory that is obsolete, unusable or otherwise unavailable for sale;

               (c) Inventory with respect to which the representations and warranties set forth in Section 9 of the Security Agreement applicable to Inventory are not true and correct;

               (d) Inventory consisting of promotional, marketing, packaging or shipping materials and supplies;

               (e) Inventory that fails to meet all standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such Inventory or its use or sale;

               (f) Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party from whom the Parent Borrower, any Domestic Guarantor or any U.K. Subsidiary has received notice of a dispute in respect of any such agreement;

               (g) Inventory located outside the United States and outside the United Kingdom;

               (h) Inventory that is not in the possession of or under the sole control of the Parent Borrower, any Domestic Guarantor or any U.K. Subsidiary;

               (i) Inventory consisting of work in process; and

               (j) Inventory in respect of which the Security Agreement, after giving effect to the related filings of financing statements and the filing of the Debenture in the Companies House that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Secured Parties securing the Secured Obligations.

          "Eligible Receivables" means only such Receivables of the Parent
           --------------------
     Borrower, the Domestic Guarantors and the U.K. Subsidiaries, as the Administrative Agent, in its reasonable business judgment on the basis of standards customarily applied by lenders in transactions of the type contemplated by the Loan Documents, shall from time to time elect to consider Eligible Receivables for purposes of this Agreement. The value of such Receivables shall be determined by the Administrative Agent in its reasonable discretion taking into consideration, among other factors, their book value determined in accordance with GAAP. By way of example only, and without limiting the discretion of the Administrative Agent as set forth above to consider any Receivables not to be Eligible Receivables, the Administrative Agent may consider any of the following classes of Receivables not to be Eligible Receivables:

               (a) Receivables that do not arise out of sales of goods or rendering of services in the ordinary course of the business of the Borrowers, the Domestic Guarantors and the U.K. Subsidiaries;

               (b) Receivables on terms other than those normal or customary in the business of the Borrowers, the Domestic Guarantors and the U.K. Subsidiaries;

               (c) Receivables owing from any Person that is an Affiliate of the Parent Borrower, any Domestic Guarantor or any U.K. Subsidiary or any of their respective Subsidiaries other than Citibank and its Affiliates and Kleinknecht Electric Company, Inc. to the extent that the aggregate amount of Receivables owing from all such Affiliates do not exceed __% of Eligible Receivables;

               (d) Receivables more than [120] days past original invoice date or more than 60 days past the date due;

               (e) Receivables owing from any Person from which an aggregate amount of more than 20% of the Receivables owing is more than 60 days past due;

               (f) Receivables owing from any Person that (i) has disputed liability for any Receivable owing from such Person or (ii) has otherwise asserted any claim, demand or liability, whether by action, suit, counterclaim or otherwise;

               (g) Receivables owing from any Person that shall take or be the subject of any action or proceeding of a type described in Section 6.01(f);

               (h) Receivables (i) owing from any Person that is also a supplier to or creditor of the Parent Borrower, any Domestic Guarantor or any U.K. Subsidiary or (ii) representing any manufacturer's or supplier's credits, discounts, incentive plans or similar arrangements entitling the Parent Borrower, any Domestic Guarantor or any U.K. Subsidiary to discounts on future purchase therefrom except to the extent that the value of such Receivables exceeds the amount owing to the Parent Borrower, such Domestic Guarantor or such U.K. Subsidiary, as applicable, or the value of such credits, discounts, incentive plans or other arrangements, as the case may be;

               (i) Receivables arising out of sales to account debtors located outside the United States and outside the United Kingdom;

               (j) Receivables arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, setoff or charge-back;

               (k) Receivables owing from an account debtor that is an agency, department or instrumentality of the United States or any State thereof unless the Borrower, such Domestic Guarantor or such U.K. Subsidiary, as the case may be, shall have satisfied the requirements of the Assignment of Claims Act of 1940, as amended, and any similar State legislation and the Administrative Agent is satisfied as to the absence of setoffs, counterclaims and other defenses on the part of such account debtor;;

               (l) Receivables the full and timely payment of which the Administrative Agent in its sole discretion believes to be doubtful; and

               (m) Receivables in respect of which the Security Agreement, after giving effect to the related filings of financing statements and the filing of the Debenture in the Companies House that have then been made, if any, does not or has ceased to create a valid and perfected first priority lien or security interest in favor of the Secured Parties securing the Secured Obligations.

          "Environmental Action" means any action, suit, demand, demand letter,
           --------------------
     claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any federal, state, local or foreign
           -----------------
     statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance having the full force and effect of law relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental Permit" means any permit, approval, identification
           --------------------
     number, license or other authorization required under any Environmental
     Law.

          "Equity Investment" has the meaning specified in the Preliminary
           -----------------
     Statements.

          "Equity Investors" has the meaning specified in the Preliminary
           ----------------
     Statements.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of
           ---------------
     ERISA is a member of the controlled group of any Loan Party, or under common control with any Loan Party, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event,
           -----------
     within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11),
     (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of any Loan Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by any Loan Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or
     (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

          "Eurocurrency Liabilities" has the meaning specified in Regulation D
           ------------------------
     of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender Party,
           -------------------------
     the office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrowers and the Administrative Agent.

          "Eurodollar Rate" means, for any Interest Period for each Eurodollar
           ---------------
     Rate Advance comprising part of the same Borrowing, an interest rate per annum obtained by dividing (a) the BBA Interest Settlement Rate per annum at which deposits in U.S. dollars are offered in London, England to prime banks in the London interbank market for such Interest Period as displayed on Telerate Screen page 3750 as of 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Eurodollar Rate Advances comprising part of such Borrowing to be outstanding during such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. Telerate Screen page 3750 means the display designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA as the information vendor for the purpose of displaying BBA Interest Settlement Rates for U.S. dollars). If such rate does not appear on Telerate Screen page 3750 on any relevant date for the determination of the Eurodollar Rate, the Eurodollar Rate shall be an interest rate equal to the rate per annum obtained by dividing (i) the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to MSSF's Eurodollar Rate Advance comprising part of such Borrowing to be outstanding during such Interest Period (or, if MSSF shall not have such a Eurodollar Rate Advance, $1,000,000) and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

          "Eurodollar Rate Advance" means an Advance that bears interest as
           -----------------------
     provided in Section 2.07(a)(ii).

          "Eurodollar Rate Reserve Percentage" for any Interest Period for all
           ----------------------------------
     Eurodollar Rate Advances comprising part of the same Borrowing means the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 6.01.
           -----------------

          "Excluded Subsidiary" means each Subsidiary of the Parent Borrower
           -------------------
     listed on Schedule III hereto, but excluding any such Subsidiary that is a Loan Party.

          "Existing Debt" has the meaning specified in Section 4.01(ff) hereof.
           -------------

          "Extraordinary Receipt" means any cash received by or paid to or for
           ---------------------
     the account of any Person not in the ordinary course of business, including, without limitation, tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustment received in connection with any purchase agreement.

          "Facility" means the Working Capital Facility or the Letter of Credit
           --------
     Facility.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
     rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fiscal Year" means a fiscal year of the Parent Borrower and its
           -----------
     Consolidated Subsidiaries ending on September 30 in any calendar year.

          "Foreign Guarantors" means each of the Subsidiaries of the Parent
           ------------------
     Borrower listed on Part B of Schedule II hereto and all Foreign Subsidiaries that shall be required to deliver a Foreign Guaranty pursuant to Section 5.01(o).

          "Foreign Guaranty" has the meaning specified in Section 3.01(m)(x).
           ----------------

          "Foreign Security Documents" has the meaning specified in Section
           --------------------------
     3.01(m)(ix).

          "Foreign Subsidiaries" means each of the Subsidiaries of the Parent
           --------------------
     Borrower other than the Domestic Subsidiaries.

          "Funded Debt" of any Person means Debt in respect of the Advances
           -----------
     owing by either Borrower, in the case of such Borrower, and all other Debt of such Person that by its terms matures more than one year after the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including, without limitation, all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of its determination.

          "GAAP" has the meaning specified in Section 1.03.
           ----

          "Goldman Sachs" has the meaning specified in the recital of parties to
           -------------
     this Agreement.

          "Guaranties" means the Domestic Guaranty and the Foreign Guaranty.
           ----------

          "Guarantors" means the Domestic Guarantors and the Foreign Guarantors.
           ----------

          "Hazardous Materials" means (a) petroleum or petroleum products,
           -------------------
     petroleum by-products or petroleum breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreements" means interest rate swap, cap or collar agreements,
           ----------------
     interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

          "Hedge Bank" means any Lender Party or an Affiliate of a Lender Party
           ----------
     in its capacity as a party to a Secured Hedge Agreement.

          "Indemnified Party" has the meaning specified in Section 8.04(b).
           -----------------

          "Initial Extension of Credit" means the earlier to occur of the
           ---------------------------
     initial Borrowing and the initial issuance of a Letter of Credit hereunder.

          "Initial Issuing Bank" has the meaning specified in the recital of
           --------------------
     parties to this Agreement.

          "Initial Lenders" has the meaning specified in the recital of parties
           ---------------
     to this Agreement.

          "Insufficiency" means, with respect to any Plan, the amount, if any,
           -------------
     of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "Intercompany Notes" means the U.K. Intercompany Notes and the Loan
           ------------------
     Party Intercompany Notes.

          "Interest Period" means, for each Eurodollar Rate Advance comprising
           ---------------
     part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the applicable Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by such Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, three, six, nine or twelve months (so long as an Interest Period of any such duration is available to all of the Lenders), as the applicable Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:
                              --------  -------

               (a) neither Borrower may select any Interest Period that ends after the Termination Date;

               (b) Interest Periods commencing on the same date for Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

               (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that, if such extension would cause the last day of such
     --------  -------
     Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

               (d) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
     amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Inventory" means all Inventory referred to in Section 1(b) of the
           ---------
     Security Agreement.

          "Investment" in any Person means any loan or advance to such Person,
           ----------
     any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities or the assets comprising a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including, without limitation, any acquisition by way of a merger or consolidation and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or
     (j) of the definition of "Debt" in respect of such Person.
                               ----

          "Investors Agreement" means the Investors Agreement dated as of
           -------------------
     December 18, 1997 among IPC Information Systems, Inc., Cable Systems Holding, LLC and certain other Persons named therein, as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Issuing Bank" means the Initial Issuing Bank and each Eligible
           ------------
     Assignee to which the Letter of Credit Commitment hereunder has been assigned pursuant to Section 8.07.

          "IXnet" has the meaning specified in the Preliminary Statements.
           -----

          "IXnet France" means International Exchange Networks, SAS, a
           ------------
     corporation organized under the laws of France and an indirect wholly owned Subsidiary of the Parent Borrower.

          "IXnet Germany" means International Exchange Networks, GmbH, a
           -------------
     corporation organized under the laws of Germany and an indirect wholly owned Subsidiary of the Parent Borrower.

          "Labor Pool Agreements" means the Amended and Restated Labor Pool
           ---------------------
     Agreement dated as of December 18, 1997 among Kleinknecht Electric Company, Inc. (NY) and IPC Information Systems, Inc., as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents, and the Amended and Restated Labor Pool Agreement dated as of December 18, 1997 among Kleinknecht Electric Company, Inc. (NJ) and IPC Information Systems, Inc., as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.
                   -

          "L/C Cash Collateral Account" has the meaning specified in the
           ---------------------------
     Security Agreement.

          "L/C Related Documents" has the meaning specified in Section
           ---------------------
     2.04(b)(ii)(A).

          "Lender Party" means any Lender or the Issuing Bank.
           ------------

          "Lenders" means the Initial Lenders and each Person that shall become
           -------
     a Lender hereunder pursuant to Section 8.07.

          "Letter of Credit Advance" means an advance made by the Issuing Bank
           ------------------------
     or any Lender pursuant to Section 2.03(c).

          "Letter of Credit Agreement" has the meaning specified in Section
           --------------------------
     2.03(a).

          "Letter of Credit Commitment" means, with respect to any Lender at any
           ---------------------------
     time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to
     Section 8.07(d) as such Lender's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letter of Credit Facility" means, at any time, the amount of the
           -------------------------
     Issuing Bank's Letter of Credit Commitment at such time, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Letter of Credit Fee Rate" means (a) during the period from the date
           -------------------------
     hereof until the date that is 6 months after the date hereof, 2.25% per annum and (b) thereafter, a percentage per annum determined by reference to the Leverage Ratio as follows:

   Level     Letter of Credit Fee Rate
--------------------------------------
Level I                2.25%
--------------------------------------
Level II               2.00%
--------------------------------------
Level III              1.75%
--------------------------------------
Level IV               1.50%
--------------------------------------
Level V                1.25%
--------------------------------------

provided, however, that (A) (x) no change in the Letter of Credit Fee Rate shall
--------  -------
be effective until three Business Days after the date on which the Administrative Agent receives the financial statements required to be delivered pursuant to Section 5.03(b) or (c) and a certificate of the chief financial officer of the Parent Borrower demonstrating such ratio and (y) not more than one decrease in the Letter of Credit Fee Rate shall occur in any three-month period and (B) the Letter of Credit Fee Rate shall be at Level I for so long as the Parent Borrower has not submitted to the Administrative Agent the information described in clause (A)(x) of this proviso as and when required under Section 5.03(b) or (c), as the case may be.

          "Letters of Credit" has the meaning specified in Section 2.01(b).
           -----------------

          "Level I" means a Leverage Ratio of 5.5:1.0 or greater.
           -------

          "Level II" means a Leverage Ratio of 5.0:1.0 or greater, but less than
           --------
     5.5:1.0.

          "Level III" means a Leverage Ratio of 4.5:1.0 or greater, but less
           ---------
     than 5.0:1.0.

          "Level IV" means a Leverage Ratio of 4.0:1.0 or greater, but less than
           --------
4.5:1.0.

          "Level V" means a Leverage Ratio of less than 4.0:1.0.
           -------

          "Leverage Ratio" means, at any time of determination, the ratio of the
           --------------
     aggregate amount of Consolidated Debt of the Parent Borrower and its Subsidiaries as of the end of the most recently ended fiscal quarter of the Parent Borrower and its Subsidiaries for which financial statements are required to be delivered to the Lender Parties pursuant to Section 5.03(b) or (c), as the case may be, to Consolidated EBITDA of the Parent Borrower and its Subsidiaries for such fiscal quarter and for the preceding three fiscal quarters of the Parent Borrower.

          "Lien" means any lien, security interest or other charge or
           ----
     encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means (a) for purposes of this Agreement and the
           --------------
     Notes and any amendment, supplement or modification hereof or thereof and for all other purposes other than for purposes of the

     Foreign Guaranty, the U.K. Intercompany Notes, the Administrative Agency Agreement, the Security Agreement (solely with respect to the Foreign Subsidiaries and their Obligations thereunder) and the Foreign Security Documents and any amendment, supplement or modification thereof, (i) this Agreement, (ii) the Notes, (iii) each Guaranty, (iv) the Collateral Documents, (v) each Letter of Credit Agreement, (vi) the Administrative Agent's Fee Letter, (vii) the Administrative Agency Agreement and (viii) each Secured Hedge Agreement and (b) for purposes of the Foreign Guaranty, the U.K. Intercompany Notes, the Administrative Agency Agreement, the Security Agreement (solely with respect to the Foreign Subsidiaries and their Obligations thereunder) and the Foreign Security Documents, and any amendment, supplement or modification thereof, (i) the Foreign Guaranty,
     (ii) each U.K. Intercompany Note, (iii) the Administrative Agency Agreement, (iv) the Security Agreement (solely with respect to the Foreign Subsidiaries and their Obligations thereunder), and (iv) each Foreign Security Document, in each case as amended, supplemented or otherwise modified from time to time.

          "Loan Parties" means (a) for purposes of this Agreement and the Notes
           ------------
     and any amendment, supplement or modification hereof or thereof and for all other purposes other than for purposes of the Foreign Guaranty, the U.K. Intercompany Notes, the Administrative Agency Agreement, the Security Agreement (solely with respect to the Foreign Subsidiaries and their Obligations thereunder) and the Foreign Security Documents and any amendment, supplement or modification thereof, (i) each Borrower and (ii) each Guarantor and (b) for purposes of the Foreign Guaranty, the U.K. Intercompany Notes, the Administrative Agency Agreement, the Security Agreement (solely with respect to the Foreign Subsidiaries and their Obligations thereunder) and the Foreign Security Documents, and any amendment, supplement or modification thereof, (i) each U.K. Subsidiary and
     (ii) each Foreign Guarantor.

          "Loan Party Intercompany Note" means a promissory note of a Loan Party
           ----------------------------
     payable to the order of any other Loan Party, in substantially the form of
     Exhibit I-2 hereto, evidencing the aggregate intercompany indebtedness of such Loan Party to such other Loan Party, as amended, supplemented or otherwise modified from time to time, but excluding, in any event, the U.K. Intercompany Notes.

          "Loan Value" means an amount equal to the sum of:  (a) with respect to
           ----------
     Eligible Inventory, [25]% of the value thereof; and (b) with respect to Eligible Receivables, 80% of the value thereof.

          "LSH" has the meaning specified in the Preliminary Statements.
           ---

          "Margin Stock" has the meaning specified in Regulation U.
           ------------

          "Material Adverse Change" means any material adverse change in the
           -----------------------
     business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities (including, without limitation, tax, ERISA and environmental liabilities) or prospects of the Parent Borrower and its Subsidiaries, taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
     business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities (including, without limitation, tax, ERISA and environmental liabilities) or prospects of the Parent Borrower and its Subsidiaries, taken as a whole, (b) the rights and remedies of any Agent or any Lender Party under any Loan Document or Related Document or
     (c) the ability of any Significant Loan Party to perform its Obligations under any Loan Document or Related Document to which it is or is to be a party.

          "Material Contract" means, with respect to any Person, each contract
           -----------------
     to which such Person is a party involving aggregate consideration payable to or by such Person of $15,000,000 or more or otherwise material to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities (including, without limitation, tax, ERISA and environmental liabilities) or prospects of such Person, but shall not include the Related Documents.

          "Merger" has the meaning specified in the Preliminary Statements.
           ------

          "Merger Agreement" has the meaning specified in the Preliminary
           ----------------
     Statements.

          "Mortgage Policies" has the meaning specified in Section
           -----------------
     5.01(q)(ii)(B).

          "Mortgages" has the meaning specified in Section 5.01(q)(ii).
           ---------

          "MSSF" has the meaning specified in the recital of parties to this
           ----
     Agreement.

          "Multiemployer Plan" means a multiemployer plan, as defined in Section
           ------------------
     4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple Employer Plan" means a single employer plan, as defined in
           ----------------------
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "MXnet" means MXnet Inc., a Delaware corporation.
           -----

          "Net Cash Proceeds" means, with respect to any sale, lease, transfer
           -----------------
     or other disposition of any asset or the sale or issuance of any Debt or capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights, options or other securities to acquire capital stock or other ownership or profit interest by any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions, (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the amount of any Debt secured by a Lien on such asset that, by the terms of the instrument evidencing such Debt, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the asset that is the subject thereof.

          "Non-hostile Acquisition" means any acquisition by the Parent Borrower
           -----------------------
     or any of its Subsidiaries of a Person, so long as (a) the board of directors (or other governing body) of such Person shall have approved such acquisition at the time such acquisition is first publicly announced, (b) if such Person shall have been soliciting bids for its acquisition, the board of directors (or other governing body) of such Person shall not have determined either to accept no offer or to accept an offer other than an offer by the Parent Borrower or any of its Subsidiaries or (c) such Person shall not have been soliciting bids for its acquisition or if the board of directors (or other governing body) of such Person shall have solicited bids for its acquisition but shall have initially determined either to accept no offer or to accept an offer other than an offer by the Parent Borrower or any of its Subsidiaries, in each case the existence, amount and availability for the acquisition of such Person of the Commitments hereunder shall not have been disclosed, orally or in writing, until after such time as the board of directors (or other governing body) of such Person shall have approved such acquisition by the Parent Borrower or any of its Subsidiaries and so long as, in any case, such acquisition is otherwise permitted hereunder.

          "Note" means a promissory note of either Borrower payable to the order
           ----
     of any Lender, in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Working Capital Advances made by such Lender, as amended, supplemented or otherwise modified from time to time.

          "Notice of Borrowing" has the meaning specified in Section 2.02(a).
           -------------------

          "Notice of Issuance" has the meaning specified in Section 2.03(a).
           ------------------

          "NPL" means the National Priorities List under CERCLA.
           ---

          "Obligation" means, with respect to any Person, any payment,
           ----------
     performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Loan Party under any Loan Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "OECD" means the Organization for Economic Cooperation and
           ----
     Development.

          "Open Year" has the meaning specified in Section 4.01(z).
           ---------

          "Other Taxes" has the meaning specified in Section 2.12(b).
           -----------

          "Parent Borrower" has the meaning specified in the recital of parties
           ---------------
     to this Agreement.

          "Parent Borrower's Account" means the account of the Parent Borrower
           -------------------------
     maintained by the Parent Borrower with The Bank of New York at its office at ____________________, New York, New York _____, Account No. __________,
     Attention: ____________.

          "PBGC" means the Pension Benefit Guaranty Corporation (or any
           ----
     successor).

          "Permitted Encumbrances" has the meaning specified in the Mortgages.
           ----------------------

          "Permitted Liens" means such of the following as to which no
           ---------------
     enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b); (b) Liens imposed by law (whether statutory or common law), such as landlords', materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and
     (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its current present purposes.

          "Person" means an individual, partnership, corporation (including a
           ------
     business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.
           ----

          "Preferred Stock" means, with respect to any corporation, capital
           ---------------
     stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

          "Pro Rata Share" of any amount means, with respect to any Lender at
           --------------
     any time, the product of such amount times a fraction the numerator of
                                          -----
     which is the amount of such Lender's Working Capital Commitment at such time (or, if the Commitments shall have been terminated pursuant to Section
     2.05 or 6.01, such Lender's Working Capital Commitment as in effect immediately prior to such termination) and the denominator of which is the Working Capital Facility at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01, the Working Capital Facility as in effect immediately prior to such termination).

          "Receivables" means all Receivables referred to in Section 1(c) of the
           -----------
     Security Agreement.

          "Redeemable" means, with respect to any capital stock or other
           ----------
     ownership or profit interest, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

          "Reduction Amount" has the meaning specified in Section 2.06(b)(iv).
           ----------------

          "Register" has the meaning specified in Section 8.07(d).
           --------

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
     Federal Reserve System, as in effect from time to time.

          "Related Documents" means the Merger Agreement, the Senior Notes, the
           -----------------
     Senior Notes Indenture, the Share Exchange and Termination Agreement, the Tax Agreement, the Stock Option Plan, the Investors Agreement, the Labor Pool Agreements and the Corporate Opportunity Agreement.

          "Required Lenders" means, at any time, Lenders owed or holding at
           ----------------
     least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time and (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, or, if no such principal amount and no Letters of Credit are outstanding at such time, Lenders holding at least a majority in interest of the aggregate of the Working Capital Commitments; provided, however, that if any Lender
                                         --------  -------
     shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (A) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (B) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time and (C) the aggregate Unused Working Capital Commitments of such Lender at such time. For purposes of this definition, the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Working Capital Commitments.

          "Responsible Officer" means any executive officer of any Loan Party or
           -------------------
     any of its Subsidiaries.

          "Secured Hedge Agreement" means any Hedge Agreement required or
           -----------------------
     permitted under Article V that is entered into by and between the Parent Borrower and any Hedge Bank.

          "Secured Obligations" has the meaning specified in Section 2 of the
           -------------------
     Security Agreement.

          "Secured Parties" means (a) for purposes of this Agreement and the
           ---------------
     Notes and any amendment, supplement or modification hereof or thereof and for all other purposes other than for purposes of the Foreign Guaranty, the U.K. Intercompany Notes, the Administrative Agency Agreement, the Security Agreement (solely with respect to the Foreign Subsidiaries and their Obligations thereunder) and the Foreign Security Documents and any amendment, supplement or modification thereof, (i) the Agents, (ii) the Lender Parties and (iii) the Hedge Banks and (b) for purposes of the Foreign Guaranty, the U.K. Intercompany Notes, the Administrative Agency Agreement, the Security Agreement (solely with respect to the Foreign Subsidiaries and their Obligations thereunder) and the Foreign Security Documents, and any amendment, supplement or modification thereof, the Administrative Agent; provided, however, that solely for purposes of the
                           --------  -------
     granting of Liens by the Foreign Guarantors to the Administrative Agent for the benefit of the Sub Borrower as required by Section 5.02(b)(ii)(A) and the administrative agency appointment by the Sub Borrower pursuant to the Administrative Agency Agreement, the term "Secured Parties" shall include the Sub Borrower; provided further, however, that notwithstanding the
                       -------- -------  -------
     immediately preceding proviso, the Sub Borrower shall have no voting or other rights or remedies as a Secured Party under the Loan Documents.

          "Security Agreement" has the meaning specified in Section
           ------------------
     3.01(m)(viii).

          "Senior Notes" has the meaning specified in the Preliminary
           ------------
     Statements.

          "Senior Notes Indenture" means the Indenture dated as of April __,
           ----------------------
     1998, between the Parent Borrower, as issuer, and ________, as trustee, pursuant to which the Senior Notes were issued, as such Indenture may be amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Share Exchange" has the meaning specified in the Preliminary
           --------------
     Statements.

          "Share Exchange and Termination Agreement" means the Share Exchange
           ----------------------------------------
     and Termination Agreement dated as of December 18, 1997 among the Parent Borrower, IXnet and certain other parties thereto, as such Agreement may be amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Significant Loan Party" means, at any time of determination, each
           ----------------------
     Borrower and each other Loan Party other than any Subsidiary listed on
     Schedule III hereto that does not have assets, revenues or net income in excess of $[10,000] at such time and that does not engage in any business of any kind[, other than the holding of licenses] at such time.

          "Single Employer Plan" means a single employer plan, as defined in
           --------------------
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party or any ERISA Affiliate and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any Loan Party or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on a
           -------       --------
     particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and
     (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Standby Letter of Credit" means any Letter of Credit issued under the
           ------------------------
     Letter of Credit Facility, other than a Trade Letter of Credit.

          "Stock Option Plan" means the IPC Information Systems, Inc. Stock
           -----------------
     Option Plan, a copy of which has been furnished to the Lender Parties prior to the Effective Date, as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.

          "Sub Borrower" has the meaning specified in the recital of parties to
           ------------
     this Agreement.

          "Sub Borrower's Account" means the account of the Sub Borrower
           ----------------------
     maintained by the Sub Borrower with The Bank of New York at its office at ____________________, New York, New York _____, Account No. __________,
     Attention: ____________.

          "Subordinated Debt" means any Debt of either Borrower that is
           -----------------
     subordinated to the Obligations of such Borrower under the Loan Documents on, and that otherwise contains, terms and conditions satisfactory to the Required Lenders.

          "Subsidiary" of any Person means any corporation, partnership, joint
           ----------
     venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Surviving Debt" has the meaning specified in Section 3.01(g).
           --------------

          "Syndication Agent" has the meaning specified in the recital of
           -----------------
     parties to this Agreement.

          ["Tax Agreement" means the [Tax Agreement dated as of ________, ____
            -------------
     among the Loan Parties and __________], as amended, supplemented or otherwise modified from time to time in accordance with its terms, to the extent permitted in accordance with the Loan Documents.]

          "Tax Certificate" has the meaning specified in Section 5.03(o).
           ---------------

          "Taxes" has the meaning specified in Section 2.12(a).
           -----

          "Termination Date" means the earlier of April __, 2003 and the date of
           ----------------
     termination in whole of the Letter of Credit Commitment and the Working Capital Commitments pursuant to Section 2.05 or 6.01.

          "Trade Letter of Credit" means any Letter of Credit that is issued
           ----------------------
     under the Letter of Credit Facility for the benefit of a supplier of Inventory to the Parent Borrower or any of its Subsidiaries to effect payment for such Inventory, the conditions to drawing under which include the presentation to the Issuing Bank of negotiable bills of lading, invoices and related documents sufficient, in the judgment of the Issuing Bank, to create a valid and perfected lien on or security interest in such Inventory, bills of lading, invoices and related documents in favor of the Issuing Bank.

          "Transaction" has the meaning specified in the Preliminary Statements.
           -----------

          "Type" refers to the distinction between Advances bearing interest at
           ----
     the Base Rate and Advances bearing interest at the Eurodollar Rate.

          "U.K. Intercompany Note" means a promissory note of a U.K. Subsidiary
           ----------------------
     payable to the order of the Sub Borrower, in substantially the form of
     Exhibit I-1 hereto, evidencing the aggregate intercompany indebtedness of such U.K. Subsidiary to the Sub Borrower, as amended, supplemented or otherwise modified from time to time.

          "U.K. Sublimit" means $25,000,000, as such amount may be reduced
           -------------
     pursuant to Section 2.05.

          "U.K. Subsidiaries" means IXnet [(U.K.)], Ltd., [(formerly known as
           -----------------
     IXnet, Ltd.] and IPC Information Systems, each a corporation organized under the laws of England and each a wholly owned Subsidiary of the Parent Borrower.

          "Unused Working Capital Commitment" means, with respect to any Lender
           ---------------------------------
     at any time, (a) such Lender's Working Capital Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Working
     -----
     Capital Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time plus (ii) such Lender's
                                                        ----
     Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time and (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c) and outstanding at such time.

          "Voting Stock" means capital stock issued by a corporation, or
           ------------
     equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          "Welfare Plan" means a welfare plan, as defined in Section 3(1) of
           ------------
     ERISA, that is maintained for employees of any Loan Party or in respect of which any Loan Party could have liability.

          "Withdrawal Liability" has the meaning specified in Part I of Subtitle
           --------------------
     E of Title IV of ERISA.

          "Working Capital Advance" has the meaning specified in Section
           -----------------------
     2.01(a).

          "Working Capital Commitment" means, with respect to any Lender at any
           --------------------------
     time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Working Capital Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to
     Section 8.07(d) as such Lender's "Working Capital Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

          "Working Capital Facility" means, at any time, the aggregate amount of
           ------------------------
     the Lenders' Working Capital Commitments at such time.

          SECTION  1.02.  Computation of Time Periods.  In this Agreement in the
                          ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

          SECTION  1.03.  Accounting Terms.  All accounting terms not
                          ----------------
specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(f) ("GAAP").
                                                             ----

                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES
                           AND THE LETTERS OF CREDIT

          SECTION  2.01.  The Advances and Letters of Credit.  (a)  The Working
                          ----------------------------------        -----------
Capital Advances.  Each Lender severally agrees, on the terms and conditions
----------------
hereinafter set forth, to make advances (each a "Working Capital Advance") to
                                                 -----------------------
either Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an amount for each such Advance not to exceed (i) in the case of the Parent Borrower, such Lender's Unused Working Capital Commitment at such time, and (ii) in the case of the Sub Borrower, the lesser of (x) such Lender's Unused Working Capital Commitment at such time and
(y) the U.K. Sublimit in effect at such time. Each Borrowing shall be in an aggregate amount of $100,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Working Capital Advances made simultaneously by the Lenders ratably according to their Working Capital Commitments. Within the limits of each Lender's Unused Working Capital Commitment in effect from time to time, the Borrowers may borrow under this Section 2.01(a), prepay pursuant to
Section 2.06(a) and reborrow under this Section 2.01(a).

          (b) Letters of Credit.  The Issuing Bank agrees, on the terms and
              -----------------
conditions hereinafter set forth, to issue letters of credit (the "Letters of
                                                                   ----------
Credit") for the account of the Parent Borrower from time to time on any
------
Business Day during the period from the Effective Date until 60 days before the Termination Date (i) in an aggregate Available Amount for all Letters of Credit not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time and (ii) in an Available Amount for each such Letter of Credit not to exceed the Unused Working Capital Commitments of the Lenders at such time. No Letter of Credit shall have an expiration date (including all rights of the Parent Borrower or the beneficiary to require renewal) later than the earlier of 30 days before the Termination Date and (A) in the case of Standby Letters of Credit, one year after the date of issuance thereof and (B) in the case of a Trade Letter of Credit, 60 days after the date of issuance thereof. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Parent Borrower may request the issuance of Letters of Credit under this
Section 2.01(b), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(b).

          SECTION  2.02.  Making the Advances.  (a)  Except as otherwise
                          -------------------
provided in Section 2.03, each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the applicable Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed immediately
              ---------
in writing, or telex or telecopier, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing and (iv) in the case of a Borrowing consisting of Eurodollar Rate Advances, initial Interest Period for each such Advance. Each Lender shall, before 11:00 A.M. (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Working Capital Commitments of such Lender and the other Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in
Article III, the Administrative Agent shall make such funds available to such Borrower by crediting the Parent Borrower's Account or the Sub Borrower's Account, as applicable; provided, however, that the Administrative Agent shall
                        --------  -------
first make a portion of such funds equal to the aggregate principal amount of any Letter of Credit Advances made by the Issuing Bank and by any other Lender and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to the Issuing Bank and such other Lenders for repayment of such Letter of Credit Advances.

          (b) Anything in subsection (a) of this Section 2.02 to the contrary notwithstanding, (i) neither Borrower may select Eurodollar Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $3,000,000 or if the obligation of the Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09 or 2.10 and (ii) the Working Capital Advances may not be outstanding as part of more than 12 separate Borrowings. [S&S TO PREPARE BREAKAGE INDEMNITY LETTER]

          (c) Each Notice of Borrowing shall be irrevocable and binding on the Borrower giving such Notice of Borrowing. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the applicable Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and such Borrower severally agree to repay or pay to the Administrative

Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of such Borrower, the interest rate applicable at such time under
Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

          (e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          SECTION  2.03.  Issuance of and Drawings and Reimbursement Under
                          ------------------------------------------------
Letters of Credit. (a)  Request for Issuance.  Each Letter of Credit shall be
-----------------       --------------------
issued upon notice, given not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Parent Borrower to the Issuing Bank, which shall give to the Administrative Agent and each Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of
                                                                    ---------
Issuance") shall be by telephone, confirmed immediately in writing, or telex or
--------
telecopier, specifying therein the requested (A) date of such issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Parent Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If (x) the
                                    --------------------------
requested form of such Letter of Credit is acceptable to the Issuing Bank in its sole discretion and (y) it has not received notice from the Administrative Agent or the Required Lenders that the conditions to issuing such Letter of Credit have not been satisfied or duly waived, the Issuing Bank shall, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Parent Borrower at its office referred to in Section
8.02 or as otherwise agreed with the Parent Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern. At the Parent Borrower's request, the Issuing Bank shall provide the Parent Borrower with a copy of the form of Letter of Credit to be issued for the Parent Borrower's review and approval prior to issuance.

          (b) Letter of Credit Reports.  The Issuing Bank shall furnish (A) to
              ------------------------
the Administrative Agent on the first Business Day of each week a written report summarizing issuance and expiration dates of Letters of Credit issued during the previous week and drawings during such week under all Letters of Credit, (B) to each Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued during the preceding month and drawings during such month under all Letters of Credit and (C) to the Administrative Agent and each Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

          (c) Drawing and Reimbursement.  The payment by the Issuing Bank of a
              -------------------------
draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Issuing Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Parent Borrower hereby agrees to each such sale and assignment. Each Lender agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank; provided that notice of such demand is given not later than 11:00 A.M. (New York
--------
City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any Liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

          (d) Failure to Make Letter of Credit Advances.  The failure of any
              -----------------------------------------
Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

          SECTION  2.04.  Repayment of Advances.  (a)  Working Capital Advances.
                          ---------------------        ------------------------
Each Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date the aggregate outstanding principal amount of the Working Capital Advances then outstanding and owing by such Borrower.

          (b) Letter of Credit Advances.  (i)  The Parent Borrower shall repay
              -------------------------
to the Administrative Agent for the account of the Issuing Bank and each other Lender that has made a Letter of Credit Advance on the earlier of demand and the Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them.

          (ii) The Obligations of the Parent Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Parent Borrower is without prejudice to, and does not constitute a waiver of, any rights that the Parent Borrower might have or might acquire as a result of the payment by the Issuing Bank of any draft or the reimbursement by the Parent Borrower thereof):

          (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");
      ---------------------

          (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Parent Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (C) the existence of any claim, setoff, defense or other right that the Parent Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

          (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (E) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

          (F) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from the Domestic Guaranty or any other guarantee, for all or any of the Obligations of the Parent Borrower in respect of the L/C Related Documents; or

          (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Parent Borrower or a Domestic Guarantor or any other guarantor.

          SECTION  2.05.  Termination or Reduction of the Commitments.  (a)
                          -------------------------------------------
Optional.  The Parent Borrower may, upon at least five Business Days' notice to
--------
the Administrative Agent, terminate in whole or reduce in part the unused portions of the Letter of Credit Facility and the Unused Working Capital Commitments; provided, however, that each partial reduction of a Facility or a
             --------  -------
Commitment (i) shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and (ii) shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility or such Commitments.

          (b) Mandatory.  (i)  The Working Capital Facility shall be
              ---------
automatically and permanently reduced on a pro rata basis on each date on which prepayment thereof is required to be made pursuant to Section 2.06(b)(i) in an amount equal to the applicable Reduction Amount; provided that each such
                                                 --------
reduction of the Working Capital Facility shall be made ratably among the Lenders in accordance with their Working Capital Commitments; provided further,
                                                              -------- -------
however, that notwithstanding the foregoing and Section 2.06(b)(iv), in no event
-------
shall the Working Capital Facility be reduced, pursuant to this Section 2.05(b)(i), to less than $40,000,000.

          (ii) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Working Capital Facility by the amount, if any, by which the amount of the Letter of Credit Facility exceeds the Working Capital Facility after giving effect to such reduction of the Working Capital Facility.

          (iii) The U.K. Sublimit shall be permanently reduced from time to time on the date of each reduction in the Working Capital Facility by the amount, if any, by which the amount of the U.K. Sublimit exceeds the Working Capital Facility after giving effect to such reduction of the Working Capital Facility.

          SECTION  2.06.  Prepayments.  (a)  Optional.  Either Borrower may,
                          -----------        --------
upon at least five Business Days' notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing and owing by such Borrower in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided, however,
                                                              --------  -------
that (x) each partial prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof and (y) no such prepayment of a Eurodollar Rate Advance shall be made other than on the last day of an Interest Period therefor.

          (b) Mandatory.  (i)  The Parent Borrower shall, on the date of receipt
              ---------
of the Net Cash Proceeds by any Loan Party or any of their respective Subsidiaries from (A) the sale, lease, transfer or other disposition of any assets of any Loan Party or any of their respective Subsidiaries (other than any sale, lease, transfer or other disposition of assets pursuant to clause (i),
(ii) or (iv) of Section 5.02(e)), (B) the incurrence or issuance by any Loan Party or any of their respective Subsidiaries of any Debt (other than Debt incurred or issued pursuant to clause (i), (ii) or (iii) of Section 5.02(b) (other than pursuant to subclause (iii)(C)(2) thereof)), and (C) the sale or issuance by any Loan Party or any of their respective Subsidiaries of any capital stock or other ownership or profit interest, any securities convertible into or exchangeable for capital stock or other ownership or profit interest or any warrants, rights or options to acquire capital stock or other ownership or profit interest (other than any such sale or issuance permitted under Section 5.02(g)), prepay an aggregate principal amount of the Advances comprising part of the same Borrowings and deposit in the L/C Cash Collateral Account an amount equal to the amount of such Net Cash Proceeds. Each such prepayment shall be applied to the Working Capital Facility as set forth in clause (iv) of this
Section 2.06(b).

          (ii) The Sub Borrower shall (or, if there shall be no Advances owing by the Sub Borrower at such time, the Parent Borrower shall), on each Business Day, prepay an aggregate principal amount of the Working Capital Advances comprising part of the same Borrowings and the Letter of Credit Advances and deposit in the L/C Cash Collateral Account an amount equal to the amount by which (A) the sum of the aggregate principal amount of (x) the Working Capital Advances and (y) the Letter of Credit Advances then outstanding plus the
                                                                ----
aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the lesser of the Working Capital Facility and the Loan Value of Eligible Collateral on such Business Day.

          (iii) The Parent Borrower shall, on each Business Day, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

          (iv) Prepayments of the Working Capital Facility made pursuant to clause (i) or (ii) of this Section 2.06(b) shall be first applied to prepay
                                                    -----
Letter of Credit Advances then outstanding until such Advances are paid in full, second applied to prepay Working Capital Advances then outstanding comprising
------
part of the same Borrowings until such Advances are paid in full and third
                                                                     -----
deposited in the L/C Cash Collateral Account to cash collateralize 100% of the Available Amount of the Letters of Credit then outstanding; and, in the case of prepayments of the Working Capital Facility required pursuant to clause (i) above, the amount remaining (if any) after the prepayment in full of the Advances then outstanding and the 100% cash collateralization of the aggregate Available Amount of Letters of Credit then outstanding (the sum of such prepayment amounts, cash collateralization amounts and remaining amount being referred to herein as the "Reduction Amount") may be retained by the Parent
                           ----------------
Borrower and the Working Capital Facility shall be permanently reduced as set forth in Section 2.05(b)(i). Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Cash Collateral Account, such funds shall be applied to reimburse the relevant Issuing Bank or Lenders, as applicable.

          (v) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

          SECTION  2.07.  Interest.  (a)  Scheduled Interest.  Each Borrower
                          --------        ------------------
shall pay interest on the unpaid principal amount of each Advance owing by such Borrower to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i) Base Rate Advances.  During such periods as such Advance is a Base
              ------------------
     Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in
                                           ----
     effect from time to time, payable in arrears quarterly on the last day of each March, June,

     September and December during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

          (ii) Eurodollar Rate Advances.  During such periods as such Advance is
               ------------------------
     a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in
                                           ----
     effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

          (b) Default Interest.  Upon the occurrence and during the continuance
              ----------------
of an Event of Default, each Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing by such Borrower to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) of this Section
2.07 and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) of this Section 2.07 and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) of this Section 2.07, and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) of this Section 2.07.

          (c) Notice of Interest Rate.  Promptly after receipt of a Notice of
              -----------------------
Borrowing pursuant to Section 2.02(a), the Administrative Agent shall give notice to the Borrower giving such Notice of Borrowing and each Lender of the applicable interest rate determined by the Administrative Agent for purposes of
Section 2.07(a)(i) or 2.07(a)(ii).

          SECTION  2.08.  Fees.  (a)  Commitment Fee.  The Parent Borrower shall
                          ----        --------------
pay to the Administrative Agent for the account of the Lenders a commitment fee, from the date hereof in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date, payable in arrears on the date of the initial Borrowing hereunder, and thereafter quarterly on the last Business Day of each March, June, September and December, commencing June 30, 1998, and on the Termination Date, at the rate of 0.50% per annum on the daily aggregate Unused Working Capital Commitment of such Lender; provided,
                                                                      --------
however, that any commitment fee accrued with respect to any of the Commitments
-------
of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Parent Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Parent Borrower prior to such time; and provided further that no commitment fee
                                        -------- -------
shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

          (b) Letter of Credit Fees, Etc.  (i)  The Parent Borrower shall pay to
              --------------------------
the Administrative Agent for the account of each Lender a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing June 30, 1998, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any Letter of Credit and on the Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at the Letter of Credit Fee Rate in effect from time to time.

          (ii) The Parent Borrower shall pay to the Issuing Bank, for its own account, (A) a fronting fee for each Letter of Credit in an amount equal to 0.25% of the Available Amount of such Letter of Credit on the date of issuance of such Letter of Credit, payable on such date and (B) such commissions, issuance fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Parent Borrower and the Issuing Bank shall agree.

          (c) Agents' Fees.  The Parent Borrower shall pay to the Administrative
              ------------
Agent for its account the fees described in the Administrative Agent's Fee
Letter.

          SECTION  2.09.  Conversion of Advances.  (a)  Optional.  Either
                          ----------------------        --------
Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections
2.07 and 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing and owing by such Borrower into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base
--------  -------
Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(b), no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(b) and each Conversion of Advances comprising part of the same Borrowing shall be made ratably among the Lenders in accordance with their Working Capital Commitments. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Borrower giving such notice of Conversion.

          (b) Mandatory.  (i)  On the date on which the aggregate unpaid
              ---------
principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $3,000,000, such Advances shall automatically Convert into Base Rate Advances.

          (ii) If the applicable Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent shall forthwith so notify such Borrower and the Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

          (iii) Upon the occurrence and during the continuance of any Event of Default, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and
(y) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

          SECTION  2.10.  Increased Costs, Etc.  (a)  If, due to either (i) the
                          --------------------
introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances (excluding, for purposes of this Section 2.10, any such increased costs resulting from (x) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (y) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or any political subdivision thereof), then each Borrower hereby jointly and severally agrees from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), to pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrowers by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any Lender Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit (or similar contingent obligations), then each Borrower hereby jointly and severally agrees, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), to pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit. A certificate as to such amounts submitted to the Borrowers by such Lender Party shall be conclusive and binding for all purposes, absent manifest error. Each Lender Party shall use its reasonable efforts to notify the Borrowers as to the existence of any change of circumstance described in this Section 2.10(b) as promptly as practicable after gaining knowledge thereof, but the failure to give notice required hereby shall not affect the right of any Lender Party to any payment to which it would otherwise be entitled hereunder.

          (c) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrowers and the Lenders, whereupon (i) each such Eurodollar Rate Advance shall automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers that such Lenders have determined that the circumstances causing such suspension no longer exist.

          (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to each Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance shall automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers that such Lender has determined that the circumstances causing such suspension no longer exist.

          (e) Any Lender Party claiming any additional amounts payable pursuant to clause (a), (b) or (c) of this Section 2.10 agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased costs or additional amounts that may thereafter accrue and would not, in the sole judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

          SECTION  2.11.  Payments and Computations.  (a) Each Borrower shall
                          -------------------------
make each payment hereunder and under the Notes issued by such Borrower, irrespective of any right of counterclaim or setoff (except as otherwise provided in Section 2.15), not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds. The Administrative Agent shall promptly thereafter cause like funds to be distributed (i) if such payment by either Borrower is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes issued by such Borrower to more than one Lender Party, to such Lender Parties for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lender Parties and
(ii) if such payment by either Borrower is in respect of any Obligation then payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) Each Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of a Lender, under the Note issued by such Borrower and held by such Lender, to charge from time to time against any or all of such Borrower's accounts with such Lender Party any amount so due.

          (c) The computation of interest on Base Rate Advances using an interest rate determined pursuant to clause (a) of the definition of "Base Rate" and the computation of the fees payable pursuant to Section 2.08(a) shall each be made by the Administrative Agent on the basis of a year of 365 days or 366 days, as the case may be, in each case for the actual number of days (including the first but excluding the last day) occurring in the period for which such interest or commissions are payable. All other computations of interest, fees and commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of
             --------  -------
interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (e) Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to any Lender Party hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent such Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

          SECTION  2.12.  Taxes.  (a)  Any and all payments by either Borrower
                          -----
hereunder or under the Notes issued by such Borrower shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case
                                                        ---------
of each Lender Party and each Agent, taxes that are imposed on its net income by the

United States and taxes that are imposed on its net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or such Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender Party's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If either Borrower shall be required by law to deduct any Taxes
    -----
from or in respect of any sum payable hereunder or under any Note issued by such Borrower to any Lender Party or any Agent, (i) the sum payable by such Borrower shall be increased as may be necessary so that after such Borrower and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or such Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make all such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, each Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes issued by such Borrower or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or the Notes issued by such Borrower (hereinafter referred to as "Other Taxes").
                             -----------

          (c) The Borrowers shall jointly and severally indemnify each Lender Party and each Agent for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender Party or such Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or such Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, the applicable Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing such payment.

          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by either Borrower (but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Administrative Agent and such Borrower with two original Internal Revenue Service forms 1001 or 4224 or (in the case of a Lender that has certified in writing to the Administrative Agent and such Borrower that it is not a "bank" as defined in Section 881(c)(3)(A) of the Internal Revenue
Code) form W-8 (and, if such Lender delivers a form W-8, a certificate representing that such Lender is not a "bank" for purposes of Section 881(c) of the Internal Revenue Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of such Borrower and is not a controlled foreign corporation related to such Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code)), as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes issued by such Borrower or, in the case of a Lender providing a form W-8, certifying that such Lender is a foreign corporation, partnership estate or trust. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that, if, at the date of the Assignment and
               --------  -------
Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this
Section 2.12 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. For purposes of this subsection (e) and subsection (f) of this Section 2.12, the terms "United States" and "United States person" shall have the meanings specified in
 -------------       --------------------
Section 7701 of the Internal Revenue Code.

          (f) For any period with respect to which a Lender Party has failed to provide the applicable Borrower with the appropriate form described in subsection (e) above (other than if such failure is due to a change in law
                      ----- ----
enacted or promulgated after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) of this Section 2.12), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.12 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a
                                                --------  -------
Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, such Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

          (g) In the event that a Lender Party determines in its reasonable discretion, that it has actually and finally realized a refund of or credit for taxes withheld or paid pursuant to this Section 2.12, which credit or refund is identifiable by such Lender Party as being a result of taxes withheld in connection with sums payable hereunder or under any other Loan Document, such Lender Party shall promptly notify the Administrative Agent and the Parent Borrower and shall remit to the Parent Borrower or the Sub Borrower, as applicable, the amount of such refund or credit allocable to payments made hereunder or under the other Loan Documents.

          SECTION  2.13.  Sharing of Payments, Etc.  If any Lender Party shall
                          ------------------------
obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) (a) on account of Obligations due and payable to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is
--------  -------
thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. Each Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender Party were the direct creditor of such Borrower in the amount of such participation.

          SECTION  2.14.  Use of Proceeds.  The proceeds of the Advances and
                          ---------------
issuances of Letters of Credit to the Parent Borrower shall be available (and the Parent Borrower agrees that it shall use such proceeds and Letters of Credit) solely to pay fees and expenses related to the Transaction, refinance certain Existing Debt of the Parent Borrower and to finance ongoing working capital requirements and for other general corporate purposes, including, without limitation, Non-hostile Acquisitions, of the Parent Borrower and its Subsidiaries. The proceeds of the Advances to the Sub Borrower shall be available (and the Sub Borrower agrees that it shall use such proceeds) solely to be lent to the U.K. Subsidiaries and to be used by the U.K. Subsidiaries solely to finance ongoing working capital requirements and for other general corporate purposes of the U.K. Subsidiaries.

          SECTION  2.15.  Defaulting Lenders.  (a)  In the event that, at any
                          ------------------
one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to either Borrower and (iii) such Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then such Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set off and otherwise apply the Obligation of such Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. In the event that, on any date, such Borrower shall so set off and otherwise apply its Obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by such Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be a Base Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). Each Borrower shall notify the Administrative Agent at any time such Borrower exercises its right of setoff pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by such Borrower to or for the account of such Defaulting Lender which is paid by such Borrower, after giving effect to the amount set off and otherwise applied by such Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.

          (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to any Agent or any of the other Lender Parties and (iii) either Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Agents or such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by such Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Agents or such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent, such other Agents and such other Lender Parties and, if the amount of such payment made by such Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent, the other Agents and the other Lender Parties, in the following order of priority:

          (i) first, to the Administrative Agent for any Defaulted Amount then
              -----
     owing to the Administrative Agent;

          (ii) second, to any other Agents for any Defaulted Amounts then owing
               ------
     to such other Agents, ratably in accordance with such respective Defaulted Amounts then owing to such other Agents; and

          (iii)  third, to any other Lender Parties for any Defaulted Amounts
                 -----
     then owing to such other Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such other Lender Parties.

Any portion of such amount paid by such Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

          (c) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) either Borrower, any Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then such Borrower, such Agent or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with [____], in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be [____]'s standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent, any other Agents or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

          (i) first, to the Administrative Agent for any amount then due and
              -----
     payable by such Defaulting Lender to the Administrative Agent hereunder;

          (ii) second, to any other Agents for any amount then due and payable
               ------
     by such Defaulting Lender to such other Agents hereunder, ratably in accordance with such respective amounts then due and payable to such other Agents;

          (iii)  third, to any other Lender Parties for any amount then due and
                 -----
     payable by such Defaulting Lender to such other Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such other Lender Parties; and

          (iv) fourth, to the applicable Borrower for any Advance then required
               ------
     to be made to such Borrower by such Defaulting Lender pursuant to a Commitment of such Defaulting Lender.

In the event that any Lender Party that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

          (d) The rights and remedies against a Defaulting Lender under this
Section 2.15 are in addition to other rights and remedies that the Borrowers may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent, any Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.


                                  ARTICLE III

                             CONDITIONS OF LENDING

          SECTION  3.01.  Conditions Precedent to Initial Extension of Credit.
                          ---------------------------------------------------
The obligation of each Lender to make an Advance or of the Issuing Bank to issue a Letter of Credit on the occasion of the Initial Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the Initial Extension of Credit:

          (a) The Transaction, including all of the terms and conditions thereof, shall have been duly approved by the board of directors and (if required by applicable law) the shareholders of the parties thereto, and all Related Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. The representations and warranties set forth in the Related Documents shall be true and correct in all material respects as if made on and as of the date of the Initial Extension of Credit, except to the extent that such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          (b) The Merger shall have been consummated strictly in accordance with the terms of the Merger Agreement, and the Share Exchange shall have been consummated strictly in accordance with the terms of the Share Exchange and Termination Agreement, in each case without any waiver or amendment not consented to by the Agents and the Lender Parties of any material term, provision or condition set forth therein, and in compliance with all applicable laws.

          (c) The Agents and the Lender Parties shall be satisfied with the corporate and legal structure, ownership and capitalization of each Loan Party and each of its Subsidiaries, including the terms and conditions of the charter, bylaws and each class of capital stock of each Loan Party and each such Subsidiary and of each agreement or instrument relating to such structure, ownership or capitalization.

          (d) The Parent Borrower shall have received at least $149,935,000 (exclusive of any over funding amount) in Net Cash Proceeds from the issuance of the Senior Notes.

          (e) The Parent Borrower shall have received Net Cash Proceeds from the issuance of common stock to the Equity Investors in an amount at least equal to the product of $80,000,000 and the percentage of common stock of the Parent Borrower to be owned, directly or indirectly, by the Equity Investors after giving effect to the Transaction, all on terms and conditions satisfactory to the Agents and the Lender Parties.

          (f) No Borrowings shall be required or made on the Effective Date in connection with the consummation of the Transaction.

          (g) The Agents and the Lender Parties shall be satisfied that all Existing Debt, other than the Debt identified on Schedule 4.01(gg) hereto (the "Surviving Debt"), has been prepaid, redeemed or defeased in full or
           --------------
     otherwise satisfied and extinguished and that all such Surviving Debt shall be on terms and conditions satisfactory to the Agents and the Lender Parties.

          (h) Before giving effect to the Transaction, there shall have occurred no Material Adverse Change since September 30, 1997.

          (i) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or, to the best of either Borrower's knowledge, threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of the Transaction, any Loan Document, any Related Document or the consummation of the Transaction.

          (j) Nothing shall have come to the attention of the Lender Parties during the course of their due diligence investigation to lead them to believe (i) that the information relating to the Loan Parties furnished to the Lender Parties prior to the Effective Date was or has become misleading, incorrect or incomplete in any material respect, (ii) that, following the consummation of the Transaction, the Parent Borrower and its Subsidiaries would not have good and marketable title to all material assets of the Parent Borrower and its Subsidiaries reflected in the information relating to the Loan Parties furnished to the Lender Parties prior to the Effective Date and (iii) that the Transaction will have a Material Adverse Effect; without limiting the generality of the foregoing, the Lender Parties shall have been given such access to the management, records, books of account, contracts and properties of the Parent Borrower and its Subsidiaries as they shall have requested.

          (k) All accrued costs, fees and expenses of the Agents and the Lender Parties to the extent due shall have been paid (including the accrued costs, fees and expenses of counsel to the Agents and local counsel to the Lender Parties).

          (l) The Agents and the Lender Parties shall be satisfied that (i) all requisite governmental and other third party licenses, permits, approvals and consents necessary in connection with the Initial Extension of Credit and for the consummation of the Transaction shall have been obtained (without the imposition of any conditions that are not acceptable to the Agents and the Lender Parties) and remain in effect, and all applicable appeal periods and all applicable waiting periods (including, without limitation, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) in connection with the Transaction shall have expired without any action being taken by any competent authority, and no law or regulation shall be applicable in the judgment of the Lender Parties, in each case, that restrains, prevents or imposes adverse conditions upon the consummation of the Transaction or the rights of the Loan Parties or their Subsidiaries freely to the transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them and (ii) the Initial Extension of Credit, and all other financing for the Transaction (including, without limitation, the issuance of common stock of the Parent Borrower to AAC and the issuance of the Senior Notes) shall be in full compliance with all legal and regulatory requirements, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

          (m) The Administrative Agent shall have received on or before the date of the Initial Extension of Credit the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agents and the Lender Parties (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender Party:

               (i) The Notes payable to the order of the Lenders.

               (ii) Certified copies of (A) the resolutions of the Board of Directors (or persons performing similar functions) of each Loan Party approving the Transaction, each Loan Document and each Related Document to which it is or is to be a party, and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Transaction, each Loan Document and each Related Document to which it is or is to be a party.

               (iii) A copy of a certificate of the Secretary of State or other appropriate governmental official of the jurisdiction of incorporation of each Loan Party, dated reasonably near the date of the Initial Extension of Credit, certifying, where applicable, (A) as to a true and correct copy of the charter or other constitutive document of such Loan Party and each amendment thereto on file in that office and (B) that (1) such amendments are the only amendments to such Loan Party's charter or other constitutive document on file in that office, (2) such Loan Party has paid all franchise taxes to the date of such certificate and (3) such Loan Party is duly incorporated and in good standing or presently subsisting under the laws of the jurisdiction of its incorporation.

               (iv) A copy of a certificate of the Secretary of State of the States of Connecticut, New York and _________________ and, where applicable, a certificate of such other appropriate governmental official in all other appropriate jurisdictions, in each case, dated reasonably near the date of the Initial Extension of Credit, stating that each Loan Party is duly qualified and in good standing as a foreign corporation in such State or other jurisdiction and has filed all annual reports required to be filed to the date of such certificate.

               (v) Certified copies of a certificate of merger or other confirmation from the Secretary of State of the State of Delaware satisfactory to the Agents and the Lender Parties of the consummation of the Merger.

               (vi) A certificate of each Loan Party, signed on behalf of such Loan Party by its President or any Vice President and its Secretary or any Assistant Secretary, dated the date of the Initial Extension of Credit (the statements made in which certificate shall be true on and as of the date of the Initial Extension of Credit), certifying as to (A) the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State's certificate referred to in Section 3.01(m)(iii), (B) a true and correct copy of the bylaws of such Loan Party as in effect on the date on which the resolutions referred to in Section 3.01(m)(ii) were adopted and on the date of the Initial Extension of Credit, (C) the due incorporation and good standing or valid existence of such Loan Party as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding for the dissolution or liquidation of such Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents and the Related Documents as though made on and as of the date of the Initial Extension of Credit and
     (E) the
     absence of any event occurring and continuing, or resulting from the Initial Extension of Credit, that constitutes a Default.

               (vii) A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document and each Related Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder.

               (viii) A security agreement in substantially the form of Exhibit D hereto (together with each other security agreement and security agreement supplement delivered pursuant to Section 5.01(o), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Security Agreement"), duly executed by each Loan
                          ------------------
     Party, together with:

               (A) certificates representing the Pledged Shares referred to therein accompanied by undated stock powers executed in blank and instruments, including, without limitation, the Intercompany Notes, evidencing the Pledged Debt referred to therein indorsed in blank,

               (B) acknowledgment copies or stamped receipt copies of proper financing statements, duly filed on or before the date of the Initial Extension of Credit under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement, covering the Collateral described in the Security Agreement,

               (C) completed requests for information, dated on or before the date of the Initial Extension of Credit, listing the financing statements referred to in clause (B) above and all other effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements,

                    (D) evidence of the completion of all recordings and filings of or with respect to the Intellectual Property Collateral referred to in the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created hereunder.

               (E) evidence of the completion of all other recordings and filings of or with respect to the Security Agreement that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby, including, without limitation,

               (F) evidence of the insurance required by the terms of the Security Agreement,

               (G) copies of the Assigned Agreements referred to in the Security Agreement, together with a consent to such assignment, in substantially the form of Exhibit B to the Security Agreement, duly executed by each party to such Assigned Agreements other than the Loan Parties,

               (H) the Pledged Account Letters referred to in the Security Agreement, duly executed by each Pledged Account Bank referred to in the Security Agreement, and

               (I) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority liens and security interests created under the Security Agreement has been taken (including, without limitation, such pledge, charge or other similar agreements as the Administrative Agent may request pursuant to which a Domestic Subsidiary pledges stock or other ownership interest in a Foreign Subsidiary to the Administrative Agent).

               (ix) Such security agreements, pledges, mortgages, assignments, charges and other agreements and documents (in each case, as amended, supplemented or otherwise modified in accordance with its terms, the "Foreign Security Documents"), in each case in form and substance
     ---------------------------
     satisfactory to the Administrative Agent, as the Administrative Agent may request to secure payment of all Obligations of the U.K. Subsidiaries and the other Foreign Guarantors under the Loan Documents, duly executed by the applicable Foreign Guarantor, together with:

                    (A) an administrative agency agreement in substantially the form of Exhibit J hereto (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Administrative Agency Agreement"), duly executed by the Sub
               --------------------------------
               Borrower and the Administrative Agent, and

                    (B) evidence that all actions that may be necessary or, in the sole discretion of the Administrative Agent, desirable in order to perfect and protect the first priority liens, security interests, pledges and charges created by the Foreign Security Documents under the laws of the jurisdiction of the applicable Foreign Guarantor, have been taken.

               (x) A guaranty in substantially the form of Exhibit E-1 hereto (together with each other guaranty and guaranty supplement delivered by a Domestic Guarantor pursuant to Section 5.01(o), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Domestic Guaranty"), duly executed by each Domestic Guarantor,
                 -----------------
     and a guaranty in substantially the form of Exhibit E-2 hereto (together with each other guaranty and guaranty supplement delivered by a Foreign Guarantor pursuant to Section 5.01(o), in each case as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Foreign Guaranty"), duly executed by each Foreign Guarantor.
                 ----------------

               (xi) Certified copies of each of the Related Documents duly executed by each of the parties thereto and in form and substance satisfactory to the Agents and the Lender Parties, together with all agreements, instruments and other documents delivered in connection therewith.

               (xii) Such financial, business and other information regarding each Loan Party and each of its Subsidiaries as the Lender Parties shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees, audited annual financial statements dated September 30, 1997, interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lender Parties' due diligence review reveals material changes since such financial statements, as of a later date within 45 days of the day of the Initial Extension of Credit), pro forma financial statements as to the Parent Borrower and forecasts prepared by management of the Parent Borrower, in form and substance satisfactory to the Agents and the Lender Parties, of balance sheets, income statements and cash flow statements on a monthly basis for the first year following the day of the Initial Extension of Credit and on an annual basis for each year thereafter until the Termination Date.

               (xiii) Certificates and letters, in substantially the form of Exhibits G-1 and G-2 hereto, attesting to the Solvency of each Loan Party after giving effect to the Transaction, from its chief financial officer and Houlihan Lokey Howard & Zukin.

               (xiv) An environmental assessment report, in form and substance satisfactory to the Agents and the Lender Parties, from an environmental consulting firm acceptable to the Administrative Agent, as to any hazards, costs or liabilities under Environmental Laws to which any Loan Party or any of its Subsidiaries may be subject, the amount and nature of which and the Parent Borrower's plans with respect to which shall be acceptable to the Agents and the Lender Parties, together with evidence, in form and substance satisfactory to the Agents and the Lender Parties, that all applicable Environmental Laws shall have been complied with, except for such non-compliance that is not reasonably likely to result in a Material Adverse Effect. To the extent either the report or any other information that may become available to the Agents and the Lender Parties shall disclose any hazards, costs or liabilities under Environmental Laws or otherwise that the Agents or the Lender Parties deem material, the Agents and the Lender Parties shall be satisfied that such hazards, costs or liabilities were adequately reflected in the Parent Borrower's financial reserves shown on the financial statements furnished to the Lender Parties prior to the Effective Date or that, to the extent not so reflected, the Parent Borrower has made adequate provision for such hazards, costs or liabilities.

               (xv) Evidence of insurance naming the Administrative Agent as additional insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is reasonably satisfactory to the Agents.

               (xvi) Certified copies of each employment agreement and other compensation arrangement with each executive officer of each Loan Party and each of its Subsidiaries as the Administrative Agent may request.

               (xvii) Certified copies of all Material Contracts of each Loan Party and each of its Subsidiaries as the Administrative Agent may request.

               (xviii)   A Borrowing Base Certificate.

               (xix) A favorable opinion of Morgan, Lewis & Bockius LLP, counsel for the Borrowers and the Domestic Guarantors, in substantially the form of Exhibit F hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (xx) A favorable opinion of _______________, Morgan, Lewis & Bockius LLP, Jones, Day, Reavis & Pogue and Osler, Hoskin & Harcourt, local counsel to the Lender Parties in Connecticut, the United Kingdom, Hong Kong and Canada, respectively, in form and substance satisfactory to the Lender Parties and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (xxi) A favorable opinion of Shearman & Sterling, counsel for the Administrative Agent and the Syndication Agent, in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent.

          SECTION  3.02.  Conditions Precedent to Each Borrowing and Issuance.
                          ---------------------------------------------------
The obligation of each Lender to make an Advance (other than a Letter of Credit Advance made by the Issuing Bank or a Lender pursuant to Section 2.03(c)) on the occasion of each Borrowing (including the Initial Extension of Credit), and the obligation of the Issuing Bank to issue a Letter of Credit (including the initial issuance), shall be subject to the further conditions precedent that on the date of such Borrowing or issuance (a) the following statements shall be true and each of the giving of the applicable Notice of Borrowing or Notice of Issuance and the acceptance by the applicable Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by such Borrower that both on the date of such notice and on the date of such Borrowing or issuance such statements are true:

          (i) the representations and warranties contained in each Loan Document are true and correct on and as of such date, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing or issuance, in which case as of such specific date;

          (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default; and

          (iii) the sum of the Loan Values of the Eligible Collateral exceeds the aggregate principal amount of the Working Capital Advances plus Letter
                                                                    ----
     of Credit Advances to be outstanding plus the aggregate Available Amount of
                                          ----
     all Letters of Credit to be outstanding after giving effect to such Advance or issuance, respectively;

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender Party through the Administrative Agent may reasonably request.

          SECTION  3.03.  Determinations Under Section 3.01.  For purposes of
                          ---------------------------------
determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Initial Extension of Credit specifying its objection thereto and if the Initial Extension of Credit consists of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party's ratable portion of such Borrowing.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES


          SECTION  4.01.  Representations and Warranties of the Borrowers.  Each
                          -----------------------------------------------
Borrower represents and warrants as follows:

          (a) Each Loan Party (other than the U.K. Subsidiaries) and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not have a Material Adverse Effect, and each U.K. Subsidiary is a limited liability company incorporated under the laws of England. Each Loan Party and each of its Subsidiaries has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of each Loan Party has been validly issued, is fully paid and non-assessable and is owned by those Persons listed on Schedule 4.01(a) hereto in the amounts specified thereon free and clear of all Liens, except those created under the Collateral Documents.

          (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof.
     All of the outstanding capital stock of all of such Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens, except those created under the Loan Documents.

          (c) The execution, delivery and performance by each Loan Party of each Loan Document and each Related Document to which it is or is to be a party, and the consummation of the Transaction, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's memorandum and articles of association, in the case of the U.K. Subsidiaries, or charter or bylaws, in each case of each other Loan Party, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or other instrument or material contract or material lease binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a Material Adverse Effect.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of any Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the Transaction, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by any of the Agents or any of the Lender Parties of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the Transaction have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the Transaction or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

          (e) This Agreement has been, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will have been, duly executed and delivered by each Loan Party thereto. This Agreement is, and each of the Notes, each other Loan Document and each Related Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms.

          (f) The Consolidated and consolidating balance sheets of the Parent Borrower and its Subsidiaries as at September 30, 1997, and the related Consolidated and consolidating statements of income and Consolidated statement of cash flows of the Parent Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an unqualified opinion of Coopers & Lybrand L.L.P., independent public accountants, and the Consolidated and consolidating balance sheets of the Parent Borrower and its Subsidiaries as at December 31, 1997, and the related Consolidated and consolidating statements of income and Consolidated statement of cash flows of the Parent Borrower and its Subsidiaries for the three months then ended, duly certified by the chief financial officer of the Parent Borrower, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheets as at December 31, 1997, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated and consolidating financial condition of the Parent Borrower and its Subsidiaries as at such dates and the Consolidated and consolidating results of the operations of the Parent Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since September 30, 1997, there has been no Material Adverse Change.

          (g) The Consolidated pro forma balance sheet of the Parent Borrower and its Subsidiaries as at March 31, 1998, and the related Consolidated pro forma statements of income and cash flows of the Parent Borrower and its Subsidiaries for the six months then ended, certified by the chief financial officer of the Parent Borrower, copies of which have been furnished to each Lender Party, fairly present the Consolidated pro forma financial condition of the Parent Borrower and its Subsidiaries as at such date and the Consolidated pro forma results of operations of the Parent Borrower and its Subsidiaries for the period ended on such date, in each case after giving effect to the Transaction, all in accordance with GAAP.

          (h) The Consolidated forecasted balance sheets, income statements and cash flows statements of the Parent Borrower and its Subsidiaries delivered to the Lender Parties pursuant to Section 3.01(m)(xii) or 5.03 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Parent Borrower's best estimate of its future financial performance.

          (i) None of the information, exhibits or reports furnished by or on behalf of any Loan Party to any Agent or any Lender Party in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

          (j) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries, including any Environmental Action, pending or, to the best of either Borrower's knowledge, threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or
     (ii) purports to affect the legality, validity or enforceability of the

     Transaction, this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the Transaction.

          (k) No proceeds of any Advance or drawings under any Letter of Credit will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934 (other than, to the extent applicable, in connection with (i) the transactions contemplated by the Merger Agreement or (ii) a Non-hostile Acquisition).

          (l) Neither Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, no proceeds of any Advance made to the Sub Borrower will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, and following application of the proceeds of each Advance or drawing under each Letter of Credit, not more than 25 percent of the value of the assets (either of the Parent Borrower only or of the Parent Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 5.02(a) or 5.02(e) or subject to any restriction contained in any agreement or instrument between the Parent Borrower and any Lender Party or any Affiliate of any Lender Party relating to Debt within the scope of Section 6.01(e) will be Margin Stock.

          (m) Set forth on Schedule 4.01(m) hereto is a complete and accurate list of all Plans and Multiemployer Plans.

          (n) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan.

          (o) Schedule B (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, copies of which have been filed with the Internal Revenue Service and furnished to the Agents and the Lender Parties, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

          (p) Neither any Loan Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

          (q) Neither any Loan Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

          (r) Except as set forth in the financial statements referred to in this Section 4.01 and in Section 5.03, the Loan Parties and their respective Subsidiaries have no material liability with respect to "expected post retirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

          (s) Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could be reasonably likely to have a Material Adverse Effect.

          (t) The operations and properties of each Loan Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, except for any non-compliance that is not reasonably likely to have a Material Adverse Effect, all past non-compliance with such

     Environmental Laws and Environmental Permits has been resolved without material ongoing obligations or costs, and no circumstances exist that would be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could be reasonably likely to have a Material Adverse Effect or (ii) cause any such property to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (u) None of the properties currently or formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or, to the knowledge of any Loan Party, proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list; there are no and never have been any underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the best of its knowledge, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries which could be reasonably likely to have a Material Adverse Effect; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries which could be reasonably likely to have a Material Adverse Effect; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries in a manner that could be reasonably likely to result in a Material Adverse Effect.

          (v) Neither any Loan Party nor any of its Subsidiaries is undertaking or has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law which could be reasonably likely to have a Material Adverse Effect; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner not reasonably expected to result in a Material Adverse Effect.

          (w) Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could be reasonably likely to have a Material Adverse Effect.

          (x) The Collateral Documents create a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the Liens and security interests created or permitted under the Loan Documents.

          (y) Each Loan Party and each of its Subsidiaries and Affiliates has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

          (z)  [intentionally omitted].

          (aa) There are no pending audits, examinations, investigations or other proceedings in respect of Federal, state, local or foreign taxes relating to any Loan Party or any of its Subsidiaries which, if determined adversely to such Loan Party or such Subsidiary could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (bb) There are no deficiencies or claims in respect of Federal, state, local or foreign taxes relating to any Loan Party or any of its Subsidiary which, if such deficiencies or claims were resolved against such Loan Party or such Subsidiary could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (cc) The Merger will not be taxable to the Parent Borrower or any of its Subsidiaries.

          (dd) Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by either Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (ee) Each Loan Party [(other than ______, _______ and _______)] is, individually and together with its Subsidiaries, Solvent.

          (ff) Set forth on Schedule 4.01(ff) hereto is a complete and accurate list of all Debt (other than Surviving Debt) of the Parent Borrower and its Subsidiaries (the "Existing Debt"), showing as of the date hereof the
                        -------------
     principal amount outstanding thereunder.

          (gg) Set forth on Schedule 4.01(gg) hereto is a complete and accurate list of all Surviving Debt, showing as of the date hereof the principal amount outstanding thereunder, the maturity date thereof and the amortization schedule therefor.

          (hh) Set forth on Schedule 4.01(hh) hereto is a complete and accurate list of all real property owned by any Loan Party or any of its Subsidiaries, showing as of the date hereof the street address, county or other relevant jurisdiction, State, record owner and book and fair value thereof. Each Loan Party or such Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Liens created or permitted by the Loan Documents.

          (ii) Set forth on Schedule 4.01(ii) hereto is a complete and accurate list of all Material Contracts of each Loan Party and each of its Subsidiaries, showing as of the date hereof the parties, subject matter and term thereof. Each such Material Contract has been duly authorized, executed and delivered by all parties thereto, has not been amended or otherwise modified, is in full force and effect and is binding upon and enforceable against all parties thereto in accordance with its terms, and there exists no default under any Material Contract by any party thereto.

          (jj) Set forth on Schedule 4.01(jj) hereto is a complete and accurate list of all Investments (other than equity Investments in Subsidiaries) held by any Loan Party or any of its Subsidiaries, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

          (kk) Set forth on Schedule 4.01(kk) hereto is a complete and accurate list of all trade names and all registered patents, trademarks, service marks and copyrights, and all applications therefor and licenses thereof of each Loan Party and each of its Subsidiaries, showing as of the date hereof the jurisdiction in which registered, the registration number, the date of registration and the expiration date.

          (ll) No Excluded Subsidiary holds assets in excess of $[10,000] or has revenues or net income in excess of $[10,000] and the aggregate amount of assets, revenues or net income of all Excluded Subsidiaries does not exceed $[_____]. No Excluded Subsidiary is engaged in any business of any kind[, other than the holding of licenses].

                                   ARTICLE V

                          COVENANTS OF THE BORROWERS


          SECTION  5.01.  Affirmative Covenants.  So long as any Advance shall
                          ---------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, each Borrower shall:

          (a) Compliance with Laws, Etc.  Comply, and cause each of its
              -------------------------
     Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA, Federal, state, local and foreign tax laws, rules, regulations and orders, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

          (b) Payment of Taxes, Etc.  Pay and discharge, and cause each of its
              ---------------------
     Subsidiaries to pay and discharge, before the same shall become delinquent,
     (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims in excess of $________ in the aggregate that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Parent Borrower nor any of
               --------  -------
     its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

          (c) Compliance with Environmental Laws.  Comply, and cause each of its
              ----------------------------------
     Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, to the extent required by Environmental Laws; provided,
                                                               --------
     however, that neither the Parent Borrower nor any of its Subsidiaries shall
     -------
     be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

          (d) Maintenance of Insurance.  Maintain, and cause each of its
              ------------------------
     Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Parent Borrower or such Subsidiary operates.

          (e) Preservation of Corporate Existence, Etc.  Preserve and maintain,
              ----------------------------------------
     and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, legal name, rights (charter and statutory), permits, licenses, approvals, privileges and franchises; provided, however, that the
                                                     --------  -------
     Parent Borrower may consummate the Merger and the Parent Borrower and its Subsidiaries may consummate any other merger or consolidation permitted under Section 5.02(d) and the Parent Borrower and its Subsidiaries may sell or otherwise dispose of assets to the extent permitted under Section 5.02(e); and provided further that neither the Parent Borrower nor any of
                  -------- -------
     its Subsidiaries shall be required to preserve any right, permit, license, approval, privilege or franchise if the Board of Directors of the Parent Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Parent Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Parent Borrower, such Subsidiary or the Lender Parties.

          (f) Visitation Rights.  Upon reasonable notice and during regular
              -----------------
     business hours, from time to time, permit any of the Agents or any of the Lender Parties or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Parent Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Parent Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

          (g) Preparation of Environmental Reports.  At the request of the
              ------------------------------------
     Required Lenders from time to time (i) upon the occurrence and during the continuance of a Default, (ii) in the case of the Parent Borrower's or any of its Subsidiaries' acquisition of real property that could be reasonably likely to result in a Material Adverse Effect, and (iii) at any time when any Lender believes after reasonably inquiry that a condition or event exists or has occurred on any real property owned or operated by the Parent Borrower or any of its Subsidiaries that could be reasonably likely to result in a Material Adverse Effect, the Parent Borrower or such Subsidiary shall provide to the Agents and the Lender Parties within 60 days after such request, at the expense of the Parent Borrower or such Subsidiary, an environmental site assessment report for any of its or its Subsidiaries' properties described in such request, prepared by an environmental consulting firm acceptable to the Required Lenders, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Required Lenders determine at any time that a material risk exists that any such report will not be provided within the time referred to above and the Required Lenders will be materially prejudiced by any such delay, the Required Lenders may retain an environmental consulting firm to prepare such report at the expense of the Parent Borrower, and the Parent Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request, to the Agents, the Lender Parties, such firm and any agents or representatives thereof subject to the rights of tenants, access to enter onto their respective properties to undertake such an assessment; provided, however,
                                                            --------  -------
     that no such Persons shall unreasonably interfere with the operations conducted at such property and the Parent Borrower shall be given at least 2 Business Days' notice prior to such undertaking.

          (h) Keeping of Books.  Keep, and cause each of its Subsidiaries to
              ----------------
     keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Parent Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

          (i) Maintenance of Properties, Etc.  Maintain and preserve, and cause
              ------------------------------
     each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (j) Compliance with Terms of Leaseholds.  Make all payments and
              -----------------------------------
     otherwise perform all obligations in respect of all leases of real property to which the Parent Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

          (k) Performance of Related Documents.  Perform and observe all of the
              --------------------------------
     terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect, enforce such Related Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Related Document such demands and requests for information and reports or for action as any Loan Party is entitled to make under such Related Document, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

          (l) Performance of Material Contracts.  Perform and observe all of the
              ---------------------------------
     terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as either Borrower is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

          (m) Transactions with Affiliates.  Conduct, and cause each of its
              ----------------------------
     Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the applicable Borrower or such Subsidiary than it would otherwise obtain in a comparable arm's-length transaction with a Person not an Affiliate.

          (n) Cash Concentration Accounts.  Maintain, and cause each of its
              ---------------------------
     Domestic Subsidiaries to maintain (to the extent such Domestic Subsidiaries maintain any deposit accounts), cash concentration accounts with The Bank of New York and Pledged Accounts (as defined in the Security Agreement) into which all proceeds of Collateral are paid with The Bank of New York or one or more banks acceptable to the Administrative Agent that have accepted the assignment of such accounts to the Administrative Agent pursuant to the Security Agreement.

          (o) Covenant to Guarantee Obligations and Give Security.  Upon (w) the
              ---------------------------------------------------
     request of the Administrative Agent following the occurrence and during the continuance of a Default, (x) the formation or acquisition of any new direct or indirect Subsidiaries by any Loan Party, (y) the acquisition of any personal property by any Loan Party, and such property, in the reasonable opinion of the Administrative Agent, shall not be subject to a perfected first priority security interest in favor of the Administrative Agent for the benefit of the Secured Parties, or (z) the request of the Administrative Agent at any time with respect to any or all of the real property listed on Schedule 4.01(hh) hereto or any other real or personal property owned or leased by any Loan Party or any of its Subsidiaries from time to time, then each Loan Party shall, in each case at such Loan Party's expense:

               (i) in connection with the formation or acquisition of a Subsidiary, within 10 days after such request, formation or acquisition, cause each such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent, if such Subsidiary is a Domestic Subsidiary, a Domestic Guaranty guaranteeing the Obligations of the Borrowers and the other Loan Parties under the Loan Documents and, if such Subsidiary is Foreign Subsidiary, a Foreign Guaranty guaranteeing the

          Obligations of the U.K. Subsidiaries and the other Foreign Subsidiaries under the Loan Documents, in each case, in substantially the form of Exhibit E-1 or Exhibit E-2 hereto, as applicable, or otherwise in form and substance satisfactory to the Administrative Agent (except to the extent that any such Guaranty by a Subsidiary of any Loan Party would result in adverse tax consequences to such Loan Party or any of its Subsidiaries),

               (ii) within 10 days after such request, formation or acquisition, furnish to the Administrative Agent a description of the real and personal properties of such Loan Party and its Subsidiaries in detail satisfactory to the Administrative Agent,

               (iii) within 15 days after such request, formation or acquisition, duly execute and deliver, and cause each such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to duly execute and deliver, to the Administrative Agent mortgages, pledges, assignments and other security agreements, as specified by and in form and substance satisfactory to the Administrative Agent, securing payment of all the obligations of the applicable Loan Party, such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such properties (except to the extent that any pledge of the stock of a non-U.S. Subsidiary of a Loan Party would result in adverse tax consequences to such Loan Party or any of its Subsidiaries),

               (iv) within 30 days after such request, formation or acquisition, take, and cause such Subsidiary or such parent to take, whatever action (including, without limitation, the recording of mortgages, the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) that may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens on the properties purported to be subject to the mortgages, pledges, assignments and security agreements delivered pursuant to this Section 5.01(o)(iv), enforceable against all third parties in accordance with their terms,

               (v) within 60 days after such request, formation or acquisition, deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Agents and the other Secured Parties, of counsel for the Loan Parties acceptable to the Administrative Agent as to the matters contained in clauses (i), (ii) and (iii) above, as to such guaranties, mortgages, pledges, assignments and security agreements being legal, valid and binding obligations of each party thereto enforceable in accordance with their terms, as to the matters contained in clause (iv) above, as to such recordings, filings, notices, endorsements and other actions being sufficient to create valid and perfected Liens on such properties and as to such other matters as the Administrative Agent may reasonably request,

               (vi) as promptly as practicable after such request, formation or acquisition, deliver, upon the request of the Administrative Agent in its sole discretion, to the Administrative Agent with respect to each parcel of real property owned or held by the entity that is the subject of such request, formation or acquisition surveys and engineering, soils and other reports, and environmental assessment reports, title reports, each in scope, form and substance satisfactory to the Administrative Agent; provided, however, that to
                                                    --------  -------
          the extent that any Loan Party or any of its Subsidiaries shall have otherwise received any of the foregoing items with respect to such real property, such items shall promptly after the receipt thereof be delivered to the Administrative Agent,

               (vii) upon the occurrence and during the continuance of a Default, promptly cause to be deposited any and all cash dividends paid or payable to it or any of its Subsidiaries from any of its Subsidiaries from time to time into the L/C Cash Collateral Account, and with respect to all other dividends paid or payable to it or any of its Subsidiaries from time to time, promptly execute and deliver, or cause such Subsidiary to promptly execute and deliver, as the case may be, any and all further instruments and take or cause such Subsidiary to take, as the case may be, all such other action as the Administrative Agent may deem necessary or desirable in order to obtain and maintain from and after the time such dividend is paid or payable a perfected, first priority lien on and security interest in such dividends, and

               (viii) at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or in perfecting and preserving the Liens of, such guaranties, mortgages, pledges, assignments and security agreements.

          (p) Further Assurances.  (i)  Promptly upon request by the
              ------------------
     Administrative Agent, or by any Lender Party through the Administrative Agent, correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and

          (ii) Promptly upon request by the Administrative Agent, or by any Lender Party through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent, or any Lender Party through the Administrative Agent, may reasonably require from time to time in order to (A) carry out more effectively the purposes of this Agreement, the Notes or any other Loan Document, (B) to the fullest extent permitted by applicable law, subject any Loan Party's or any of its Subsidiaries' properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Agents and the Lender Parties the rights granted or now or hereafter intended to be granted to the Agents and the Lender Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party.

          (q) Conditions Subsequent.  (i)  Within __ days after the Initial
              ---------------------
     Extension of Credit, all filings and other actions necessary or desirable under the laws of any jurisdiction (other than any State of the United States) to perfect and protect the security interest created under the Collateral Documents shall have been taken, and the Administrative Agent shall have received evidence that all such filings and other actions have been taken;

          (ii) Within __ days after the Initial Extension of Credit, the Administrative Agent shall have received, in form and substance satisfactory to the Agents and in sufficient copies for each Lender Party, deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust and covering the properties listed on Part I of Schedule 4.01(hh) hereto (together with the Assignments of Leases and Rents referred to therein and each other mortgage delivered pursuant to Section 5.01(o), in each case as amended, supplemented or otherwise modified from time to time in accordance with their terms, the "Mortgages"), duly executed by the
                                               ---------
     appropriate Loan Party, together with:

               (A) evidence that counterparts of the Mortgages have been duly recorded in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Secured Parties and that all filing and recording taxes and fees have been paid,

               (B) fully paid American Land Title Association Lender's Extended Coverage title insurance policies (the "Mortgage Policies") in form
                                                  -----------------
          and substance, with endorsements and in amount acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics' and materialmen's Liens) and encumbrances, excepting only Permitted Encumbrances, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents and for mechanics' and materialmen's Liens) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable,

               (C) American Land Title Association form surveys, dated no more than __ days after the date of the Initial Extension of Credit, certified to the Administrative Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or onto such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent,

               (D) an appraisal of each of the properties described in the Mortgages complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, which appraisals shall be from a Person acceptable to the Administrative Agent and otherwise in form and substance satisfactory to the Agents and the Lender Parties,

               (E) engineering, soils and other reports as to the properties described in the Mortgages, in form and substance and from professional firms acceptable to the Administrative Agent,

               (F) the Assignments of Leases and Rents referred to in the Mortgages, duly executed by the appropriate Loan Party,

               (G) such consents and agreements of lessors and other third parties, and such estoppel letters and other confirmations, as the Administrative Agent may deem necessary or desirable,

               (H) evidence of the insurance required by the terms of the Mortgages, and

               (I) evidence that all other action that the Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken; and

          (iii) Within __ days after the Initial Extension of Credit, the Existing Debt described on Part I of Schedule 4.01(ff) hereto [FIRST UNION MORTGAGE] shall have been paid in full, and all Liens securing such Existing Debt shall have been released.

          SECTION  5.02.  Negative Covenants.  So long as any Advance shall
                          ------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, neither Borrower shall, at any time:

          (a) Liens, Etc.  Create, incur, assume or suffer to exist, or permit
              ----------
     any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Parent Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income; excluding, however,
                                                            ---------  -------
     from the operation of the foregoing restrictions the following:

               (i) Liens created under the Loan Documents;

               (ii) Permitted Liens;

               (iii) purchase money Liens upon equipment acquired or held by the Parent Borrower or any of its Subsidiaries (other than the Sub Borrower) in the ordinary course of business to secure the purchase price of such equipment or to secure Debt incurred solely for the purpose of financing the acquisition of any such equipment to be subject to such Liens, or Liens existing on any such equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property
     --------  -------
     other than the equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that
                                                          -------- -------
     the aggregate principal amount of the Debt secured by Liens permitted by this clause (iii) shall not exceed the amount permitted under Section 5.02(b)(iii)(B) at any time outstanding and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

               (iv) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(iii)(C); provided that no such Lien shall
                                              --------
     extend to or cover any Collateral or assets other than the assets subject to such Capitalized Leases;

               (v) Liens existing on the date hereof and described on Schedule 5.02(a) hereto; and

               (vi) the replacement, extension or renewal of any Lien permitted by clause (v) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby.

          (b) Debt.  Create, incur, assume or suffer to exist, or permit any of
              ----
     its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

               (i) in the case of the Parent Borrower,

                    (A) Debt in respect of Hedge Agreements with one or more
               Secured Parties designed to hedge against fluctuations in interest rates or foreign exchange rates incurred in the ordinary course of business and consistent with prudent business practice with the aggregate Agreement Value thereof not to exceed $__________ at any time outstanding,

                    (B) Subordinated Debt in an aggregate amount not to exceed
               $__________ at any time outstanding issued or incurred to finance, in whole or in part, any acquisition under Section 5.02(f)(viii) which Debt has been issued to the seller of the company or business being acquired at the time of such acquisition; provided, however, that such Debt shall be
                            --------  -------
               subordinated to the Obligations of the Loan Parties under the Loan Documents on terms and conditions satisfactory to the Administrative Agent,

                    (C) Debt owed to a wholly owned Subsidiary of the Parent
               Borrower (other than the Sub Borrower), so long as no Default shall have occurred and be continuing at the time of issuance or incurrence of such Debt or would result therefrom and which Debt
               (x) shall constitute Pledged Debt, (y) shall be on terms acceptable to the Administrative Agent and (z) shall be evidenced by promissory notes in form and substance satisfactory to the Administrative Agent and such promissory notes shall be pledged as security for the Obligations under the Loan Documents of the holder thereof and delivered to the Administrative Agent pursuant to the terms of the Security Agreement,

                    (D) Debt under the Senior Notes Indenture in an aggregate
               principal amount not to exceed $180,000,000 in original issue amount, and

                    (E) unsecured Debt incurred in the ordinary course of
               business and aggregating not more than $5,000,000 at any one time outstanding,

               (ii) in the case of the Parent Borrower's Subsidiaries,

                         (A) in the case of the U.K. Subsidiaries, Debt owed to
                    the Sub Borrower; provided that, in each case, such Debt (w)
                                      --------
                    shall constitute Pledged Debt (as defined in the Security Agreement), (x) shall be on terms acceptable to the Administrative Agent, (y) shall be evidenced by promissory notes in substantially the form of Exhibit I-1 hereto, such promissory notes shall be secured by the personal property, and such other property as the Administrative shall require from time to time, of the makers thereof and such promissory notes shall be pledged as security for the Obligations under the Loan Documents to which the holder thereof is a party and delivered to the Administrative Agent pursuant to the terms of the Security Agreement and Section 5.01(o) and (z) the Obligations of the U.K. Subsidiaries under such promissory notes shall be guaranteed by the Foreign Guarantors pursuant to the Foreign Guaranty, and

                         (B) in the case of any of the Subsidiaries of the
                    Parent Borrower (other than the Sub Borrower and any Excluded Subsidiary), Debt owed to the Parent Borrower or to a wholly-owned Subsidiary of the Parent Borrower (other than the Sub Borrower and any Excluded Subsidiary); provided
                                                                   --------
                    that, in each case, such Debt (x) shall constitute Pledged Debt (as defined in the Security Agreement),

                    (y) shall be on terms acceptable to the Administrative Agent and (z) shall be evidenced by promissory notes in substantially the form of Exhibit I-2 hereto and such promissory notes shall be pledged as security for the Obligations under the Loan Documents to which the holder thereof is a party and delivered to the Administrative Agent pursuant to the terms of the Security Agreement and Section 5.01(o),

               (iii) in the case of the Parent Borrower and its Subsidiaries (other than the Sub Borrower and the Excluded Subsidiaries),

                    (A)  Debt under the Loan Documents,

                    (B) Debt secured by Liens permitted by Section 5.02(a)(iii) not to exceed in the aggregate $5,000,000 at any time outstanding,

                    (C) Debt consisting of Capitalized Leases not to exceed in the aggregate at any time outstanding the sum of (1) $5,000,000 and (2) an amount equal to the amount by which the aggregate Working Capital Commitments in effect immediately prior to giving effect to the incurrence of such Debt pursuant to this subclause
               (2) exceeds $40,000,000, provided, however, that immediately upon
                                        --------  -------
               the incurrence of any Debt pursuant to this subclause (2), an amount equal to the amount of such Debt shall be applied to prepay the Advances pursuant to Section 2.06(b)(i) and the Facilities shall be permanently reduced by the amount of such Debt pursuant to Section 2.05(b)(i),

               (D) the Surviving Debt, and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt; provided that the terms of any such extending, refunding or refinancing
     --------
     Debt, and of any agreement entered into and of any instrument issued in connection therewith, are on substantially the same terms as the Debt being extended, refunded or refinanced otherwise permitted by the Loan Documents; and provided further that the principal amount of such Surviving Debt shall
         -------- -------
     not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing, and

               (E) indorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and

               (iv)  in the case of the Sub Borrower,

                    (A) Debt under the Loan Documents, and

               (B) indorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

          (c) Lease Obligations.  Create, incur, assume or suffer to exist, or
              -----------------
     permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease, including Capitalized Leases, having an original term of one year or more other than, in the case of the Parent Borrower and its Subsidiaries (other than the Sub Borrower), such obligations as would not cause the direct and contingent liabilities of the Parent Borrower and its Subsidiaries, on a Consolidated basis, in respect of all such obligations to exceed $[5],000,000 payable in any period of 12 consecutive months.

          (d) Mergers, Etc.  Merge into or consolidate with any Person or permit
              ------------
     any Person to merge into it, or permit any of its Subsidiaries to do so, except that (i) the Parent Borrower may consummate the Merger, (ii) any Subsidiary of the Parent Borrower (other than the Sub Borrower) may merge into or consolidate with any other Subsidiary of the Parent Borrower (other than the Sub Borrower) and (iii) IXnet Germany and IXnet France may merge into or consolidate with the Parent Borrower; provided that, in the case of
                                                   --------
     any such merger or consolidation, the Person formed by such merger or consolidation (A) shall be a wholly-owned Subsidiary of the Parent Borrower and (B) shall, if either Subsidiary party to such merger or consolidation is a Guarantor, be a Guarantor; and provided further that in each case,
                                         -------- -------
     immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default.

          (e) Sales, Etc., of Assets.  Sell, lease, transfer or otherwise
              ----------------------
     dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any of its assets, or grant any option or other right to purchase, lease or otherwise acquire any Collateral other than Inventory to be sold in the ordinary course of its business, except, with respect to
                                                        ------
     the Parent Borrower and its Subsidiaries (other than the Sub Borrower):

               (i) sales of Inventory in the ordinary course of its business;

               (ii) in a transaction authorized by subsection (d) of this
          Section 5.02;

               (iii) sales of assets for cash and for fair value in an aggregate amount not to exceed $__________ in any Fiscal Year; and

               (iv) sales of assets for cash and for fair value in an aggregate amount not to exceed $10,000,000 in any Fiscal Year; provided that the
                                                               --------
          proceeds of such sale shall be reinvested within 180 days after such sale in like assets.

          (f) Investments in Other Persons.  Make or hold, or permit any of its
              ----------------------------
     Subsidiaries to make or hold, any Investment in any Person other than:

               (i) Investments by the Parent Borrower and its Subsidiaries (other than the Sub Borrower) in their respective Subsidiaries outstanding on the date hereof and additional Investments in their respective wholly-owned Subsidiaries (other than the Excluded Subsidiaries) in an aggregate amount invested from the date hereof not to exceed $2,000,000;

               (ii) loans and advances to employees of the Parent Borrower and its Subsidiaries (other than the Sub Borrower) in the ordinary course of the business as presently conducted in an aggregate principal amount not to exceed $2,000,000 at any time outstanding;

               (iii) Investments by the Parent Borrower and its Subsidiaries (other than the Sub Borrower) in Cash Equivalents;

               (iv) Investments consisting of intercompany Debt permitted under
          Section 5.02(b)(ii);

               (v) Investments existing on the date hereof and described on
          Schedule 4.01(jj) hereto;

               (vi) Investments by the Parent Borrower in Hedge Agreements permitted under Section 5.02(b)(i)(A); and

               (vii) Investments by the Parent Borrower in IXnet and MXnet outstanding on the date hereof and additional Investments in an aggregate amount invested from the date hereof not to exceed (x) in the case of IXnet, $_________ and (y) in the case of MXnet, $_________; and

               (viii) other Investments by the Parent Borrower and its Subsidiaries (other than the Sub Borrower) in an aggregate amount invested not to exceed $25,000,000; provided that with respect to Investments made
                                --------
     under this clause (viii): (1) any newly acquired or created Subsidiary of the Parent Borrower or any of its Subsidiaries shall be a wholly owned Subsidiary thereof; (2) immediately before and after giving effect thereto, no Default shall have occurred and be continuing or would result therefrom;
     (3) any company or business acquired or invested in pursuant to this clause
     (viii) shall be in the same line of business as the business of the Borrower or any of its Subsidiaries; and (4) immediately before and after giving effect to the acquisition of a company or business pursuant to this clause (viii), the Parent Borrower shall be in pro forma compliance with the covenants contained in Section 5.04, calculated based on the financial statements most recently delivered to the Lender Parties pursuant to
     Section 5.03, as though such acquisition had occurred at the beginning of the four quarter period covered thereby, as evidenced by a certificate of the chief financial officer of the Parent Borrower furnished to the Lender Parties demonstrating such compliance.

          (g) Dividends, Etc.  Declare or pay any dividends, purchase, redeem,
              --------------
     retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to do any of the foregoing or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of either Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock; except that, so long as no Default shall have occurred and
                    ------
     be continuing at the time of any action described in clauses (i) and (ii) below or would result therefrom, (i) the Parent Borrower may (A) declare and pay dividends and distributions payable only in common stock of the Parent Borrower, (B) issue and sell shares of its capital stock to the Equity Investors in the amounts and for the prices set forth on Schedule 5.02(g), (C) the Parent Borrower may issue and sell [shares of its common stock] to its management and employees pursuant to and in accordance with the terms of the Stock Option Plan, and (D) except to the extent the Net Cash Proceeds thereof are required to be applied to the prepayment of the Advances pursuant to Section 2.06(b)(i), purchase, redeem, retire, defease or otherwise acquire shares of its capital stock with the proceeds received from the issue of new shares of its capital stock with equal or inferior voting powers, designations, preferences and rights, and (ii) in the case of the Parent Borrower's Subsidiaries (other than the Sub Borrower), (A) any Subsidiary of the Parent Borrower may declare and pay cash dividends to its parent or the Parent Borrower and (B) IXnet Germany and IXnet France may be liquidated.

          (h) Change in Nature of Business.  Make, or permit any of its
              ----------------------------
     Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof. In the case of the Sub Borrower, engage in any business other than the making of loans to the U.K. Subsidiaries from time to time to the extent permitted by Section 5.02(f)(iv).

          (i) Charter Amendments.  Amend, or permit any of its Subsidiaries to
              ------------------
     amend, its certificate of incorporation or bylaws in any manner that would in any material respect impair the ability of any Loan Party to perform its obligations under the Loan Documents or that would impair in any material respect the rights or interests of any of the Agents or any of the Lender Parties.

          (j) Accounting Changes.  Make or permit, or permit any of its
              ------------------
     Subsidiaries to make or permit, any change in (i) its accounting policies or reporting practices, except as required by generally accepted accounting principles or (ii) its Fiscal Year.

          (k) Prepayments, Etc., of Debt.  Prepay, redeem, purchase, defease or
              --------------------------
     otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than (i) the prepayment of the Advances in accordance with the terms of this Agreement and (ii) regularly scheduled or required repayments or redemptions of Surviving Debt, or amend, modify or change in any manner any term or condition of any Surviving Debt or Subordinated Debt, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to either Borrower.

          (l) Amendment, Etc., of Related Documents.  Cancel or terminate any
              -------------------------------------
     Related Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document, agree in any manner to any other amendment, modification or change of any term or condition of any Related Document or take any other action in connection with any Related Document that would impair in any material respect the value of the interest or rights of the Parent Borrower thereunder or that would impair in any material respect the ability of any Loan Party to perform its obligations under the Loan Documents or that would impair in any material respect the rights or interests any of the Agents or any of the Lender Parties, or permit any of its Subsidiaries to do any of the foregoing.

          (m) Amendment, Etc., of Material Contracts.  Without the consent of
              --------------------------------------
     the Required Lenders, cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract that would impair in any material respect the value of the interest or rights of either Borrower thereunder or that would impair in any material respect the ability of any Loan Party to perform its obligations under the Loan Documents or that would impair in any material respect the interest or rights of any of the Agents or any of the Lender Parties, or permit any of its Subsidiaries to do any of the foregoing.

          (n) Ownership Change.  Take, or permit any of its Subsidiaries to
              ----------------
     take, any action that would result in an "ownership change" (as defined in Section 382 of the Internal Revenue Code) with respect to the Parent Borrower or any of its Subsidiaries or the application of the "separate return limitation year" or "consolidated return change of ownership" limitations under the Federal income tax consolidated return regulations with respect to the Parent Borrower or any of its Subsidiaries.

          (o) Negative Pledge.  Enter into or suffer to exist, or permit any of
              ---------------
     its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Secured Parties or
     (ii) in connection with any Surviving Debt.

          (p) Partnerships, Etc.  Become a general partner in any general or
              -----------------
     limited partnership or joint venture, or permit any of its Subsidiaries to do so.

          (q) Speculative Transactions.  Engage, or permit any of its
              ------------------------
     Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions other than Hedge Agreements permitted under Section 5.02(b).

          (r) Capital Expenditures.  Make, or permit any of its Subsidiaries to
              --------------------
     make, any Capital Expenditures other than, in the case of the Parent Borrower and its Subsidiaries (other than the Sub Borrower), such Capital Expenditures as would not cause the aggregate of all such Capital Expenditures made by the Parent Borrower and its Subsidiaries in any period set forth below to exceed the amount set forth below for such period:


                FISCAL YEAR ENDING              AMOUNT

                September 30, 1998            $35,000,000

                September 30, 1999            $35,000,000

                September 30, 2000            $35,000,000

                September 30, 2001            $35,000,000

                September 30, 2002            $35,000,000

                and thereafter


          (s) Excluded Subsidiaries.  Permit any Excluded Subsidiary to
              ---------------------
     individually hold assets in excess of $[10,000] or collectively with all other Excluded Subsidiaries hold assets in excess of $[_______] or engage in any business of any kind[, other than the holding of licenses].

          SECTION  5.03.  Reporting Requirements.  So long as any Advance shall
                          ----------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Parent Borrower shall furnish to the Lender Parties and the Agents:

          (a) Default Notice.  As soon as possible and in any event within two
              --------------
     days after any Responsible Officer knows or should know of any Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect continuing on the date of such statement, a statement of a Responsible Officer of the Parent Borrower setting forth the details of such Default and the action that the Parent Borrower has taken and proposes to take with respect thereto.

          (b) Quarterly Financials.  As soon as available and in any event
              --------------------
     within 45 days after the end of each of the first three quarters of each Fiscal Year, Consolidated and consolidating balance sheets of the Parent Borrower and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Parent Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Parent Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Parent Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Borrower has taken and proposes to take with respect thereto and
     (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Parent Borrower in determining compliance with the covenants contained in Section 5.04; provided that in the event of any
                                          --------
     change in GAAP used in the preparation of such financial statements, the Parent Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP.

          (c) Annual Financials.  As soon as available and in any event within
              -----------------
     90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Parent Borrower and its Subsidiaries, including therein Consolidated and consolidating balance sheets of the Parent Borrower and its Subsidiaries as of the end of such Fiscal Year and Consolidated and consolidating statements of income and a Consolidated statement of cash flows of the Parent Borrower and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion acceptable to the Required Lenders of Coopers & Lybrand L.L.P. or other independent public accountants of recognized standing acceptable to the Required Lenders, together with (i) a certificate of such accounting firm to the Agents and the Lender Parties stating that in the course of the regular audit of the business of the Parent Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Section 5.04; provided that in the event of any
                                          --------
     change in GAAP used in the preparation of such financial statements, the Parent Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (iii) a certificate of the chief financial officer of the Parent Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent Borrower has taken and proposes to take with respect thereto.

          (d) Annual Forecasts.  As soon as available and in any event no later
              ----------------
     than 15 days before the end of each Fiscal Year, forecasts prepared by management of the Parent Borrower, in form satisfactory to the Agents and the Lender Parties, of balance sheets, income statements and cash flow statements on a monthly basis for the Fiscal Year following such Fiscal Year and on an annual basis for each Fiscal Year thereafter until the Termination Date.

          (e) ERISA Events and ERISA Reports.  (i)  Promptly and in any event
              ------------------------------
     within 10 days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Parent Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information.

          (f) Plan Terminations.  Promptly and in any event within two Business
              -----------------
     Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

          (g) Actuarial Reports.  Promptly upon receipt thereof by any Loan
              -----------------
     Party or any ERISA Affiliate, a copy of the annual actuarial valuation report for each Plan the funded current liability percentage (as defined in Section 302(d)(8) of ERISA) of which is less than 90% or the unfunded current liability of which exceeds $________.

          (h) Plan Annual Reports.  Upon the request of any Lender Party, copies
              -------------------
     of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan.

          (i) Multiemployer Plan Notices.  Promptly and in any event within five
              --------------------------
     Business Days after receipt thereof by any Loan Party or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any ERISA Affiliate in connection with any event described in clause (i) or (ii) of this Section 5.03(j).

          (j) Litigation.  Promptly after the commencement thereof, notice of
              ----------
     all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.01(j).

          (k) Securities Reports.  Promptly after the sending or filing thereof,
              ------------------
     copies of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

          (l) Creditor Reports.  Promptly after the furnishing thereof, copies
              ----------------
     of any statement or report furnished generally to other holders of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lender Parties pursuant to any other subsection of this Section 5.03.

          (m) Agreement Notice, Etc..  Promptly upon receipt thereof, copies of
              ----------------------
     all notices, requests and other documents received by any Loan Party or any of its Subsidiaries under or pursuant to any Related Document or Material Contract or indenture, loan or credit or similar agreement regarding or related to any breach or default by any party thereto or any other event that could impair in any material respect the value of the interests or the rights of any Loan Party or that otherwise could be reasonably likely to have a Material Adverse Effect and copies of any amendment, modification or waiver of any provision of any Related Document or Material Contract or indenture, loan or credit or similar agreement and of any amendment to the certificate of incorporation or bylaws of any Loan Party and, from time to time upon request by the Administrative Agent, such information and reports regarding the Related Documents and the Material Contracts as the Administrative Agent may reasonably request.

          (n) Revenue Agent Reports.  Within 10 days after receipt, copies of
              ---------------------
     all Revenue Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue
     Service, that propose, determine or otherwise set forth positive adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Parent Borrower is a member aggregating $500,000 or more.

          (o) Tax Certificates.  Promptly, and in any event within five Business
              ----------------
     Days after the due date (with extensions) for filing the final Federal income tax return in respect of each taxable year, a certificate (a "Tax
                                                                          ---
     Certificate"), signed by the President or the chief financial officer of
     -----------
     the Parent Borrower, stating that the Parent Borrower has paid to the Internal Revenue Service or other taxing authority, or to the Parent Borrower, the full amount that such affiliated group is required to pay in respect of Federal income tax for such year and that the Parent Borrower and its Subsidiaries have received any amounts payable to them, and have not paid amounts in respect of taxes (Federal, state, local or foreign) in excess of the amount they are required to pay, under the Tax Agreement in respect of such taxable year.

          (p) Environmental Conditions.  Promptly after the assertion or
              ------------------------
     occurrence thereof, notice of any Environmental Action against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any real property owned or leased by any Loan Party or any of its Subsidiaries to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (q) Real Property.  As soon as available and in any event within 30
              -------------
     days after the end of each Fiscal Year, a report supplementing Schedules 4.01(hh) hereto, including an identification of all real and leased property disposed of by the Parent Borrower or any of its Subsidiaries during such Fiscal Year, a list and description (including the street address, county or other relevant jurisdiction, State, record owner, book value thereof, and in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all real property acquired or leased during such Fiscal Year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete.

          (r) Insurance.  As soon as available and in any event within 30 days
              ---------
     after the end of each Fiscal Year, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and each of its Subsidiaries and containing such additional information as any Lender Party, through the Administrative Agent, may reasonably specify.

          (s) Borrowing Base Certificate.  As soon as available and in any event
              --------------------------
     within 20 days after the end of each month, a Borrowing Base Certificate, as at the end of the previous month, certified by the chief financial officer, the chief accounting officer, the controller or the treasurer of the Parent Borrower.

          (t) Other Information.  Such other information respecting the
              -----------------
     business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities (including, without limitation, tax, ERISA and environmental liabilities) or prospects of any Loan Party or any of its Subsidiaries as any Lender Party, through the Administrative Agent, may from time to time reasonably request.

          SECTION  5.04.  Financial Covenants.  So long as any Advance shall
                          -------------------
remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Parent Borrower shall:

          (a) Minimum EBITDA.  Maintain at the end of each fiscal quarter of the
              --------------
     Parent Borrower) EBITDA of not less than the amount set forth below for each four consecutive fiscal quarter period set forth below:

        FOUR FISCAL QUARTERS ENDING                   RATIO
        ---------------------------                   -----

        September 30, 1998                         $ 24,000,000
        December 31, 1998                          $ 28,900,000

        March 31, 1999                             $ 31,500,000
        June 30, 1999                              $ 34,000,000
        September 30, 1999                         $ 36,000,000
        December 31, 1999                          $ 39,600,000

        March 31, 2000                             $ 44,000,000
        June 30, 2000                              $ 49,000,000
        September 30, 2000                         $ 54,000,000
        December 31, 2000                          $ 60,000,000

        March 31, 2001                             $ 63,000,000
        June 30, 2001                              $ 67,000,000
        September 30, 2001                         $ 71,000,000
        December 31, 2001                          $ 75,000,000

        March 31, 2002                             $ 81,000,000
        June 30, 2002                              $ 87,000,000
        September 30, 2002                         $ 93,000,000
        December 31, 2002                          $100,000,000
        March 31, 2003
           and thereafter                          $107,000,000

          (b) Interest Coverage Ratio.  Maintain at the end of each fiscal
              -----------------------
     quarter of the Parent Borrower a ratio of Consolidated EBITDA to cash interest payable on all Debt of the Parent Borrower and its Subsidiaries, in each case for the four quarter period then ending, of not less than 4.00:1.00.


                                  ARTICLE VI

                               EVENTS OF DEFAULT



          SECTION  6.01.  Events of Default.  If any of the following events
                          -----------------
("Events of Default") shall occur and be continuing:
  -----------------

          (a) (i) either Borrower shall fail to pay any principal of any Advance when the same shall become due and payable or (ii) either Borrower shall fail to pay any interest on any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case under this clause (ii) within 5 Business Days after the same becomes due and payable; or

          (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

          (c) either Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.14, 5.01(e), (f), (m), (o) or
     (q), 5.02, 5.03 or 5.04; or

          (d) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 15 days after the earlier of the date on which (A) a Responsible Officer becomes aware of such failure or (B) written notice thereof shall have been given to the Parent Borrower by any of the Agents or any of the Lender Parties; or

          (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $5,000,000 either individually or in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (f) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

          (g) any judgment or order for the payment of money in excess of $5,000,000 shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could be reasonably expected to have a Material Adverse Effect, and there shall be any period of 15 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (i) any provision of any Loan Document after delivery thereof pursuant to Section 3.01 or 5.01(o) shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

          (j) any Collateral Document after delivery thereof pursuant to Section
     3.01 or 5.01(o) shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on and security interest in the Collateral purported to be covered thereby; or

          (k) [(i) the Equity Investors, collectively, shall cease to beneficially own and control at least 50% of the Voting Stock of the Parent Borrower; or (ii) any Person or two or more Persons acting in concert other than the Equity Investors shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of the Parent Borrower (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of the Parent Borrower; or (iii) during any period of up to 24 consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Parent Borrower shall cease for any reason to constitute a majority of the board of directors of the Parent Borrower; or (iv) any Person or two or more Persons acting in concert other than the Equity Investors shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of control over Voting Stock of the Parent Borrower (or other securities convertible into such securities) representing 20% or more of the combined voting power of all Voting Stock of the Parent Borrower;] or

          (l) any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and the ERISA Affiliates related to such ERISA Event) exceeds $5,000,000; or

          (m) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $5,000,000 or requires payments exceeding $1,000,000 per annum; or

          (n) any Loan Party or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $1,000,000; or

          (o) there shall occur in the judgment of the Required Lenders any Material Adverse Change;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the obligation of each Lender to make Advances (other than Letter of Credit Advances by the Issuing Bank or a Lender pursuant to Section 2.03(c)) and of the Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Borrower; provided, however, that in the event of an
                                   --------  -------
actual or deemed entry of an order for relief with respect to any Loan Party or any of its Subsidiaries under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances (other than Letter of Credit Advances by the Issuing Bank or a Lender pursuant to Section 2.03(c)) and of the Issuing Bank to issue Letters of Credit shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each Borrower.

          SECTION  6.02.  Actions in Respect of the Letters of Credit upon
                          ------------------------------------------------
Default.  If any Event of Default shall have occurred and be continuing, the
-------
Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section
6.01 or otherwise, make demand upon the Parent Borrower to, and forthwith upon such demand the Parent Borrower shall, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Parent Borrower shall, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.


                                  ARTICLE VII

                                  THE AGENTS

          SECTION  7.01.  Authorization and Action.  Each Lender Party (in its
                          ------------------------
capacities as a Lender, the Issuing Bank (if applicable) and a potential Hedge
Bank) hereby appoints and authorizes each Agent to take such action as agents on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that no Agent shall be required to take any action
          --------  -------
that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender Party prompt notice of each notice given to it by either Borrower pursuant to the terms of this Agreement.

          SECTION  7.02.  Agents' Reliance, Etc.  Neither any Agent nor any of
                          ---------------------
their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, each Agent: (a) may treat the payee of any Note as the holder thereof until, in the case of the Administrative Agent, the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, or, in the case of the Syndication Agent and the Documentation Agent, such Agent has received notice from the Administrative Agent that it has received and accepted such Assignment and Acceptance, in each case as provided in Section 8.07; (b) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) make no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any Lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION  7.03.  Goldman Sachs, MSSF and Affiliates.  With respect to
                          ----------------------------------
its Commitments, the Advances made by it and the Notes issued to it, Goldman Sachs and MSSF shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Documentation Agent or the Administrative Agent and the Syndication Agent, as the case may be; and the term "Lender Party" or "Lenders Parties" shall, unless otherwise expressly indicated, include Goldman Sachs and MSSF in their respective individual capacities. Goldman Sachs and MSSF and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if Goldman Sachs and MSSF were not the Documentation Agent or the Administrative Agent and the Syndication Agent, as the case may be, and without any duty to account therefor to the Lender Parties.

          SECTION  7.04.  Lender Party Credit Decision.  Each Lender Party
                          ----------------------------
acknowledges that it has, independently and without reliance upon any of the Agents or any of the other Lender Parties and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon any of the Agents or any of the other Lender Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION  7.05.  Indemnification.  (a)  Each Lender Party severally
                          ---------------
agrees to indemnify each Agent (to the extent not promptly reimbursed by the Borrowers) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Agent under the Loan Documents; provided,
                                                                       --------
however, that no Lender Party shall be liable for any portion of such
-------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender Party agrees to reimburse each Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by either Borrower under Section 8.04, to the extent that such Agent is not promptly reimbursed for such costs and expenses by such Borrower. For purposes of this subsection (a), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all

Letters of Credit outstanding at such time and (c) their respective Unused Working Capital Commitments at such time; provided that the aggregate principal
                                          --------
amount of Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Lenders ratably in accordance with their respective Working Capital Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this subsection (a) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse an Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender Party to such Agent as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse such Agent for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse such Agent for such other Lender Party's ratable share of such amount.

          (b) Each Lender Party severally agrees to indemnify the Issuing Bank (to the extent not promptly reimbursed by the Borrowers) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Issuing Bank under the Loan Documents; provided, however, that no Lender
                                              --------  -------
Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's gross negligence or willful misconduct. Without limiting the foregoing, each Lender Party agrees to reimburse the Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by either Borrower under Section 8.04, to the extent that the Issuing Bank is not promptly reimbursed for such costs and expenses by such Borrower. For purposes of this subsection (b), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties, (b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time and
(c) their respective Unused Working Capital Commitments at such time; provided
                                                                      --------
that the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Lenders ratably in accordance with their respective Working Capital Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this subsection (b) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the Issuing Bank as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Issuing Bank for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Issuing Bank for such other Lender Party's ratable share of such amount.

          (c) Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

          SECTION  7.06.  Successor Administrative Agents.  Any Agent may resign
                          -------------------------------
at any time and, if at any time the Administrative Agent shall cease to be a Lender, the Administrative Agent shall promptly thereafter resign by giving written notice thereof to the Lender Parties and the Borrowers and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, subject, so long as no Default shall have occurred and be continuing, to the consent of the Parent Borrower, such consent not to be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lender Parties, appoint a successor Agent, which shall be, in the case of the Administrative Agent, a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent and upon the execution and filing or recording of such financing statements, or amendments thereto and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Collateral Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation or removal hereunder as an Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.


                                 ARTICLE VIII

                                 MISCELLANEOUS

          SECTION  8.01.  Amendments, Etc.  No amendment or waiver of any
                          ---------------
provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (or, in the case of the Collateral Documents, consented to) by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver
                                  --------  -------
or consent shall, unless in writing and signed by all of the Lenders (other than any Lender Party that is, at such time, a Defaulting Lender), do any of the following at any time: (i) waive any of the conditions specified in Section 3.02 or, in the case of the Initial Extension of Credit, Section 3.01, (ii) change the number of Lenders or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Advances or (z) the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) to the extent that a Guarantor has not been fully released from the Guaranty issued by such Guarantor pursuant to Section 14 of such Guaranty, reduce or limit the obligations of such Guarantor under Section 1 of the Guaranty issued by it or otherwise limit the liability of such Guarantor with respect to the Obligations owing to the Agents and the Lender Parties, (iv) release any material portion of the Collateral in any transaction or series of related transactions or permit the creation, incurrence, assumption or existence of any Lien on any material portion of the Collateral in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Secured Parties under the Loan Documents, (v) amend this Section 8.01, (vi) increase the Commitments of the Lenders or subject the Lenders to any additional obligations,
(vii) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (viii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder or amend Section 2.06, or (ix) limit the liability of any Loan Party under any of the Loan Documents; provided further that no amendment, waiver or
                                 -------- -------
consent shall, unless in writing and signed by the Issuing Bank in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Bank under this Agreement; and provided further that no
                                              -------- -------
amendment, waiver or consent shall, unless in writing and signed by each of the Agents in addition to the Lenders required above to take such action, affect the rights or duties of the Agents under this Agreement.

          SECTION  8.02.  Notices, Etc.  All notices and other communications
                          ------------
provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to either Borrower, at its address at Wall Street Plaza, 15th Floor, 88 Pine Street, New York, New York 10005, facsimile number: 212-344-5106, Attention:
Chief Financial Officer with a copy to General Counsel; if to any Initial Lender or the Initial Issuing Bank, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; if to the Administrative Agent or the Syndication Agent, at its address at 1585 Broadway, New York, New York 10036, Attention: __________; and, if to the Documentation Agent, at its address at One New York Plaza, New York, New York 10004,
Attention: ____________; or, as to either Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to any Agent pursuant to Article II, III or VII shall not be effective until received by such Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

          SECTION  8.03.  No Waiver; Remedies.  No failure on the part of any
                          -------------------
Lender Party or any Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION  8.04.  Costs and Expenses.  (a)  Each Borrower agrees jointly
                          ------------------
and severally to pay on demand (i) all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, collateral review, syndication, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Agents with respect thereto, with respect to advising the Agents as to their respective rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Agents and the Lender Parties in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Agents and each Lender Party with respect thereto).

          (b) Each Borrower agrees jointly and severally to indemnify and hold harmless each Agent, each Lender Party and each of their respective Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses,
    -----------------
liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith)
(i) the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed acquisition (including, without limitation, the Transaction) by the Equity Investors or any of their respective Subsidiaries or Affiliates of all or any portion of the stock or substantially all the assets of the Parent Borrower or any of its Subsidiaries or by the Parent Borrower or any of its Subsidiaries or Affiliates or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from such Indemnified Party's bad faith, gross negligence or willful misconduct.

In the case of an investigation, litigation or other proceeding to which the indemnity in this subsection (b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Borrower also agrees not to assert any claim against any Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby.

          (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by either Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 8.07 as a result of a demand by the Parent Borrower pursuant to Section 8.07(a), such Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

          (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender Party, in its sole discretion.

          (e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under any other Loan Document, the agreements and obligations of the Borrowers contained in Sections 2.10 and 2.12 and this
Section 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under any of the other Loan Documents.

          SECTION  8.05.  Right of Setoff.  Upon (a) the occurrence and during
                          ---------------
the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of either Borrower against any and all of the Obligations of such Borrower now or hereafter existing under this Agreement and the Note or Notes (if any) held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the applicable Borrower after any such setoff and application; provided, however, that the failure to give such notice shall not
             --------  -------
affect the validity of such setoff and application. The rights of each Lender Party and its respective Affiliates under this Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender Party and its Affiliates may have.

          SECTION  8.06.  Binding Effect.  This Agreement shall become effective
                          --------------
when it shall have been executed by each Borrower, the Administrative Agent, the Documentation Agent and the Syndication Agent and when the Administrative Agent shall have been notified by each Initial Lender and the Initial Issuing Bank that such Initial Lender and the Initial Issuing Bank has executed it and thereafter shall be binding upon and inure to the benefit of each Borrower, each Agent and each Lender Party and their respective successors and assigns, except that neither Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

          SECTION  8.07.  Assignments and Participations.  (a)  Each Lender may
                          ------------------------------
and, so long as no Default shall have occurred and be continuing, if demanded by the Parent Borrower (following a demand by such Lender pursuant to Section 2.10) upon at least five Business Days' notice to such Lender and the Administrative Agent, will assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment
                           --------  -------
shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of all of the Facilities, (ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Parent Borrower pursuant to this Section 8.07(a) shall be arranged by the Parent Borrower after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Parent Borrower pursuant to this Section 8.07(a) unless and until such Lender shall have received one or more payments from either the Parent Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, (vi) no such assignments shall be permitted without the consent of the Syndication Agent until the Syndication Agent shall have notified the Lender Parties that syndication of the Commitments hereunder has been completed, and (vii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of (A) $1,500 if such assignment is to an existing Lender Party, (B) $0 if such assignment is to an Affiliate of the assigning Lender Party and (C) $3,000 in all other cases.

          (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or Issuing Bank, as the case may be, hereunder and (y) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's or Issuing Bank's rights and obligations under this Agreement, such Lender or Issuing Bank shall cease to be a party hereto).

          (c) By executing and delivering an Assignment and Acceptance, the Lender Party assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any Lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender Party makes no representation or warranty and assumes no responsibility with respect to the financial condition of either Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(iv) such assignee will, independently and without reliance upon the Agents, such assigning Lender Party or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agents on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

          (d) The Administrative Agent, acting for this purpose (but only for this purpose) as the agent of the Borrowers, shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment of, and principal amount of the Advances owing to, each Lender Party from time to time (the "Register").
                                                                 --------
The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by either Borrower or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender Party and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers, the Documentation Agent and the Syndication Agent. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, each Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

          (f) The Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under its Letter of Credit Commitment at any time; provided, however, that (i) each such assignment shall be to an Eligible
--------  -------
Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of
(A) $1,500 if such assignment is to an existing Lender Party, (B) $0 if such assignment is to an Affiliate of the assigning Lender Party and (C) $3,000 in all other cases.

          (g) Each Lender Party may sell participations to one or more Persons (other than any Loan Party or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it); provided, however, that (i) such Lender Party's obligations under this
        --------  -------
Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement,
(iv) the Borrowers, the Agents and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Collateral.

          (h) Any Lender Party may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to either Borrower furnished to such Lender Party by or on behalf of such Borrower; provided, however, that, prior to
                                               --------  -------
any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve in accordance with Section 8.10 the confidentiality of any confidential information relating to any Loan Party received by it from such Lender Party.

          (i) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          SECTION  8.08.  Execution in Counterparts.  This Agreement may be
                          -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION  8.09.  No Liability of the Issuing Bank.  The Parent Borrower
                          --------------------------------
assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit; except that the
                                                              ------
Parent Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Parent Borrower, to the extent of any direct, but not consequential, damages suffered by the Parent Borrower that the Parent Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

          SECTION  8.10.  Confidentiality.  Each of the Lender Parties and each
                          ---------------
of the Agents understands that some of the information furnished to it pursuant to this Agreement may be received by it prior to the time that such information shall have been made public, and each of the Lender Parties and each of the Agents hereby agrees that it will keep, and will direct its officers and employees to keep, all the information provided to it pursuant to this Agreement confidential prior to its becoming public (through publication other than as a result of action by one of the Lender Parties or the Agents in violation of this
Section 8.10), subject, however, to (a) disclosure to officers, directors, employees, representatives, agents, auditors, consultants, advisors, lawyers and Affiliates of such Lender Party or such Agent, as the case may be, in the ordinary course of business, (b) disclosure to such officers, directors, employees, representatives, agents and lawyers of a prospective assignee or participant on a need-to-know basis in connection with the evaluation of a possible assignment of, or participation in, the Advances hereunder (who will be informed of the confidential nature of the material); (c) the obligations of the Lender Parties or the Agents or a participant under applicable law, or pursuant to subpoenas or other legal process, to make information available to governmental agencies and examiners or to others and the right of the Lender Parties and the Agents and participants to use such information in proceedings to enforce their rights and remedies hereunder or under any other Loan Document or in any proceeding against any Lender Party or any Agent or any participant in connection with this Agreement or under any other Loan Document or the transactions contemplated thereby; (d) disclosure to the extent such information
(i) becomes publicly available other than as a result of a breach of this Agreement or (ii) becomes available to a Lender Party, an Agent or a participant on a non-confidential basis, not, to the knowledge of such Lender Party, Agent or participant, in breach of any agreement or other obligation to either Borrower, from a source other than such Borrower; (e) disclosure to the extent the applicable Borrower shall have consented to such disclosure in writing; or
(f) each Lender Party's or Agent's or participant's right to make information available (i) to any corporation controlled by such Lender Party, Agent or participant or under common control with such Lender Party, Agent or participant in connection with an assignment or the sale of a participation by such Lender Party or participant, or the assignment by such Agent of its rights and obligations as an Agent, to such other corporation, provided that such
                                                    --------
transferee agrees to be bound by confidentiality or (ii) in accordance with
Section 8.07(h).

          SECTION  8.11.  Release of Collateral.  Upon the sale, lease, transfer
                          ---------------------
or other disposition of any item of Collateral of any Loan Party in accordance with the terms of the Loan Documents, the Administrative Agent shall, at the Parent Borrower's expense, execute and deliver to such Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents in accordance with the terms of the Loan Documents.

          SECTION  8.12.  Jurisdiction, Etc.  (a)  Each of the parties hereto
                          -----------------
hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any other jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          SECTION  8.13.  Governing Law.  This Agreement and the Notes shall be
                          -------------
governed by, and construed in accordance with, the laws of the State of New
York.

          SECTION  8.14.  Waiver of Jury Trial.  Each of the Borrowers, the
                          --------------------
Agents and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the Advances or the actions of any Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                        IPC INFORMATION SYSTEMS, INC.



                        By
                           -------------------------------------
                           Name:
                           Title:



                        IPC FUNDING CORP.



                        By
                           -------------------------------------
                           Name:
                           Title:


                        MORGAN STANLEY SENIOR FUNDING, INC., as Administrative
                          Agent, Syndication Agent and Arranger



                        By
                           -------------------------------------
                           Name:
                           Title:


                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                          as Documentation Agent



                        By
                           -------------------------------------
                           Name:
                           Title:

                                INITIAL LENDERS



                                        MORGAN STANLEY SENIOR FUNDING, INC.



                                        By
                                          -------------------------------------
                                          Name:
                                          Title:



                                        GOLDMAN SACHS CREDIT PARTNERS L.P.



                                        By
                                          -------------------------------------
                                          Name:
                                          Title:



                                        [GENERAL ELECTRIC CAPITAL CORPORATION]



                                        By
                                          -------------------------------------
                                          Name:
                                          Title: